NUVEEN Exchange-Traded Funds

MAY 31, 1999

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NPG
Georgia

NMY
Maryland

NNC
North Carolina

NPV
Virginia

Photo of: Men standing by horses.

Highlights
As of May 31, 1999



   CONTENTS
 1 Dear Shareholder
 4 NPG's Portfolio Manager's Comments and Performance Overview 6 NMY's Portfolio Manager's Comments and Performance Overview 8 NNC's Portfolio Manager's Comments and Performance Overview
10 NPV's Portfolio Manager's Comments and Performance Overview 12 Shareholder Meeting Report
14 Report of Independent Auditors
15 Portfolio of Investments
28 Statement of Net Assets
29 Statement of Operations
30 Statement of Changes in Net Assets
32 Notes to Financial Statements
37 Financial Highlights
40 Build Your Wealth Automatically
41 Fund Information

CREDIT QUALITY                     PERFORMANCE HIGHLIGHTS

Nuveen Georgia Premium Income Municipal Fund (NPG)
                                   o Outperformed the one-year total return of
                                     its Lipper Peer Group and paralleled the one-year total return performance of the Lehman Brothers Municipal Bond Index *
                                   o After a dividend increase in August 1998,
                                     NPG has provided shareholders with a stable tax-free dividend for 10 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                68%
AA                                 17%
A                                  15%


Nuveen Maryland Premium Income Municipal Fund (NMY)
                                   o Outperformed the one-year total return of
                                     its Lipper Peer Group *
                                   o Increased its dividend in February 1999

Pie Chart:
AAA/U.S. Guaranteed                66%
AA                                 15%
A                                  12%
BBB/NR                              7%


Nuveen North Carolina Premium Income Municipal Fund (NNC)
                                   o Has provided steady or increasing dividends
                                     for 52 consecutive months
                                   o Taxable-equivalent yield of 7.95% **

Pie Chart:
AAA/U.S. Guaranteed                41%
AA                                 34%
A                                  16%
BBB/NR                              9%


Nuveen Virginia Premium Income Municipal Fund (NPV)
                                   o Outperformed the one-year total return of
                                     its Lipper Peer Group and the Lehman
                                     Brothers Municipal Bond Index *
                                   o Increased its dividend in May 1999

Pie Chart:
AAA/U.S. Guaranteed                42%
AA                                 31%
A                                  19%
BBB/NR                              8%


* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge. The Lehman Brothers Municipal Bond Index is an unleveraged index covering a broad range of investment grade municipal bonds. The return for the index does not reflect any initial or ongoing expenses.

** For investors in the combined 31% federal and applicable state income tax bracket. See your fund's Performance Overview in this report for more information.

Photo of: TIMOTHY R. SCHWERTFEGER
          CHAIRMAN OF THE BOARD

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

It's a pleasure to report to you on the performance of your Nuveen Exchange-Traded Fund. This type of fund - with its exceptional history of stable tax-free income and its competitive market yield - offers investors an ideal way to achieve balance in their overall investment programs while fulfilling its primary objective of providing stable tax-free income.

Over the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income market environment in which your Nuveen fund operates. I appreciate the opportunity to discuss these changes with you.

A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades. However, concerns about the continued persistent pace of the economy's expansion have tested the new paradigm that says improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching - and reacting to - every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

While most current indicators continue pointing to a relatively strong economy, we have entered a different environment from what we saw 12 months ago. It is a more uncertain environment, where confidence in a continued positive economic outlook is less assured. This shift has occurred primarily in response to two factors: First, the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming too robust. Second, evidence of accelerating prices, most obvious in the sudden spike in April's Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by the likelihood of higher interest rates. In fact, the Fed raised interest rates by 0.25% on June 30, 1999 to combat the threat of inflation. This adjustment to the federal funds rate, which is the rate that banks charge each other on overnight loans, is a stark con-trast to the three reductions to interest rates made last fall. The fed funds rate now stands at 5%, as of this report.

MUNICIPAL BOND PERFORMANCE
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% between 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates. To date, municipal supply has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand - especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

A BALANCING ACT
Volatility and uncertain markets highlight the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds, and cash, your assets will be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your Nuveen Exchange-Traded Fund, with its holdings of quality tax-free municipal bonds, represents an excellent counterpart to your equity holdings and provides diversity in your quest to achieving a balanced portfolio.

Like most investors in the marketplace today, your goal is to capture the highest returns possible while minimizing risk. According to Nuveen research, balanced portfolios that combine equities with municipal bonds are the most successful in achieving that goal, providing both superior after-tax total returns and lower levels of risk. Over the past 20 years, portfolios containing both equities and municipal bonds produced better results with lower volatility than similar blends of equities with either Treasury or corporate bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity port-folio cuts risk substantially, with only a small reduction in return. Purchasing shares of a Nuveen Exchange-Traded Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.

NUVEEN FUNDS: AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the economic environment, you may want to discuss your current asset allocation with your financial adviser to determine if adjustments are needed in your portfolio. As part of this process, your financial adviser can set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. Additionally, your financial adviser can also help you invest in Nuveen Defined Portfolios to give you the proper equity exposure needed to potentially enhance your opportunities for success. A Nuveen Defined Portfolio is a fixed portfolio of securities designed to accomplish a specific investment objective. Unlike a mutual fund which is actively managed, the stocks or bonds in a defined portfolio do not change over the life of the investment.

Nuveen's Defined Portfolios provide the benefits of an individual equity security enhanced by diversification and professional selection. These specialized equity portfolios concentrate on specific sectors of the market and invest in stocks we consider to have the best potential for capital appreciation within each sector. Whether the objective for your equity investment is growth, aggressive growth, or growth and income, you'll find a Nuveen Defined Portfolio designed to meet your needs. Our defined portfolios provide an excellent complement to your Nuveen Exchange-Traded Fund in structuring a balanced portfolio designed to build and sustain long-term financial security. For more information on any of the Nuveen funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1999



Sidebar text: "Volatility and uncertain markets highlight the importance of maintaining balance in your investment portfolio."

Nuveen Georgia Premium Income Municipal Fund (NPG)
Portfolio Manager's Comments
PORTFOLIO MANAGER TOM O'SHAUGHNESSY DISCUSSES THE GEORGIA MUNICIPAL MARKET, RECENT FUND PERFORMANCE, AND THE OUTLOOK FOR THE NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND. A 16-YEAR VETERAN OF NUVEEN, TOM HAS MANAGED NPG SINCE JULY 1998.




WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE GEORGIA MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
   Once reliant on agriculture, Georgia's economy has remained stable as it diversifies into a broad base of trade, service, and transportation industries. The state's population growth rate is among the highest in the U.S., partially as the result of Atlanta's success in attracting a large number of recent college graduates. Another reason for the population increase is the growing number of high-tech jobs, which has made Georgia one of the fastest-growing technology states in the country, currently ranking tenth. This has been beneficial for the state's economy in terms of per capita income, as the state's high-tech workers earned 79% more than its private sector employees, according to a recent study. Unemployment in the state remains low at 3.7% as of May 31, 1999, versus current national levels of 4.2% and the 4.3% reported by the state in May 1998.
   For the fiscal year ended May 31, 1999, issuance in the Georgia municipal market was up 20% over the previous 12 months, countering the national trend toward declining municipal issuance. The state's total supply was boosted by the $1.1 billion in new insured Atlanta water and sewer bonds brought to market in March. With this issue, the city completely refunded all of its previous debt and also issued new bonds to fund water and sewer improvements. The issue attracted attention both for its size and for the fact that Atlanta was also privatizing the management and operation of its water system, becoming the largest U.S. city to do so. The new Atlanta bonds also marked the beginning of a flood of new issues, ending a drought of several months. Demand in the state has remained strong, especially among individual investors.

HOW DID THE NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG) PERFORM IN THIS ENVIRONMENT?
   For the 12 months ended May 31, 1999, NPG produced a total return on net asset value (NAV) of 4.64%, providing a taxable-equivalent total return(1) of 7.68% for shareholders in the combined 35% federal and state income tax bracket. The Fund's total return outperformed the 4.33% average total return for the Fund's Lipper peer group(2) and compared favorably with the annual total return of 4.67% for the Lehman Brothers Municipal Bond Index(3).
   Over the past year, active demand for NPG - bolstered by the Fund's competitive yield and outstanding dividend record - resulted in solid share price performance. NPG's one-year total return on share price, as of May 31, 1999, was 13.42%, providing a taxable-equivalent total return of 16.36% for investors in the combined federal and state income tax bracket of 35%. At the same time, however, the Fund's NAV was lower than it was a year ago due to the prevailing economic environment of relatively higher interest rates compared to May 1998. As a result of these factors, NPG saw its premium (share price over NAV) widen by more than 9% over the past 12 months. At the end of May 1999, NPG was trading at a premium of 12.46%.

HOW WAS THE FUND'S DIVIDEND AFFECTED?
   Good call protection helped support the dividend of NPG and shield the income of this fund from erosion. In addition, excellent dividend management strategies over this period, including the prudent use of leverage, enabled us to increase the Fund's dividend effective August 1998, enhancing the competitiveness of the Fund's market yield. As a leveraged fund, NPG issues preferred shares that pay short-term rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term interest rates, common shareholders have the potential to earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.
   As of May 31, 1999, NPG had provided shareholders with 52 consecutive months of steady or increasing income. The market yield for the Fund was 4.95%, equivalent to a taxable yield(4) of 7.62% for investors in the combined 35% federal and state income tax bracket.

WHAT KEY STRATEGIES WERE USED TO MANAGE NPG DURING THE PAST 12 MONTHS?
   Our management strategies for the Fund over the past year included taking advantage of the supply/demand situation in the Georgia market. As mentioned earlier, the supply of Georgia paper was very tight prior to March's large Atlanta water and sewer issue. During that time, we bought general and limited obligation bonds issued by Puerto Rico, which are also tax-exempt and because they were plentiful, they offered attractive prices. Later, when Georgia bonds began to flood the market, we were able to sell the Puerto Rico bonds at a profit and replace them with state bonds, taking advantage of the temporary decline in prices due to over-supply. We also capitalized on the supply scenario to help us maximize the tax efficiency of the Fund. To maintain a degree of liquidity in the portfolio, we emphasized bonds where we saw potential demand by the retail sector. This liquidity enhanced our ability to move quickly and capture market opportunities as they arose. One such situation was the opportunity to add quality housing bonds offering above-market yields.
   Overall, the Fund continues to offer excellent credit quality. At the end of May 1999, NPG had 85% of its portfolio invested in bonds rated AAA and AA. In the area of bond calls, the Fund currently provides very good levels of call protection, with only 5% of its portfolio subject to calls prior to 2002. This should offer some protection for the Fund's dividend over this period. To minimize the impact of future calls, we are already at work on strategies for managing through this period.

WHAT IS NUVEEN'S OUTLOOK FOR NPG?
   Looking ahead for the Fund, we believe that the supply of Georgia paper will drop off substantially after the recent spate in supply. To anticipate this situation, we plan to minimize our holdings of non-Georgia and territorial bonds (e.g., Puerto Rico) to position the portfolio for a low-supply environment. Our focus will remain on supporting the income stream of this fund at the highest level consistent with capital preservation. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Georgia municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.


1 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
2 The Lipper Peer Group return represents the average annualized return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of divi-dends and does not reflect any applicable sales charges.
3 NPG is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.
4 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on a combined federal and state income tax rate of 35%.

Nuveen Georgia Premium Income Municipal Fund
Performance Overview
As of May 31, 1999

NPG



PORTFOLIO STATISTICS
Inception Date                                5/93
--------------------------------------------------
Share Price                                $16 1/4
--------------------------------------------------
Net Asset Value                             $14.45
--------------------------------------------------
Market Yield                                 4.95%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.17%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.62%
--------------------------------------------------
Fund Net Assets ($000)                     $81,822
--------------------------------------------------
Effective Maturity (Years)                   20.17
--------------------------------------------------
Leverage-Adjusted Duration                   10.78
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        13.42%         4.64%
--------------------------------------------------
5-Year                        11.26%         9.31%
--------------------------------------------------
Since Inception                6.99%         6.21%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        16.36%         7.68%
--------------------------------------------------
5-Year                        14.52%        12.47%
--------------------------------------------------
Since Inception               10.05%         9.24%
--------------------------------------------------
TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                13%
--------------------------------------------------
Housing/Multifamily                            13%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL ONLY rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for FEDERAL AND STATE highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
6/98              0.066
7/98              0.066
8/98              0.067
9/98              0.067
10/98             0.067
11/98             0.067
12/98             0.067
1/99              0.067
2/99              0.067
3/99              0.067
4/99              0.067
5/99              0.067







Line Chart:
Share Price Performance
6/5/98      14.813
            14.75
            14.5
            15
            14.875
            15.438
            15.438
            15.5
            15.75
            15.813
            15.5
            15.625
            15.5
            15.688
            15.5
            15.75
            15.813
            16.5
            16.875
            16.188
            15.75
            16.25
            16.63
            16.13
            16.31
            16.31
            16.19
            16.19
            16.13
            16.13
            16
            16
            15.94
            16.06
            16.19
            16.19
            16.31
            16.25
            16.38
            16.25
            16.25
            16.3125
            16.31
            16.5
            16.63
            16.5
            16.25
            16.13
5/31/99     16.25

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Maryland Premium Income Municipal Fund (NMY)
Portfolio Manager's Comments
PORTFOLIO MANAGER TOM FUTRELL REVIEWS THE MARYLAND MUNICIPAL MARKET, FUND PERFORMANCE, AND KEY STRATEGIES FOR THE NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND. A 16-YEAR VETERAN OF NUVEEN, TOM MANAGES A RANGE OF NUVEEN NATIONAL AND STATE MUNICIPAL BOND FUNDS.
HE ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NMY IN EARLY 1999.



WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MARYLAND MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
   Maryland's economy continues to recover from the recession of the early 1990s. This recovery has been aided by good job growth in the services sector, primarily business services, computers, data processing, and security services. Because of its proximity to Washington D.C., Maryland has traditionally had a higher concentration of federal employment than other states. While the federal employment currently accounts for 20% of the state's jobs, this represents a decline from previous years due to downsizing at the federal level. This, in turn, has impacted the state's per capita income levels, as higher-paying federal jobs were replaced by lower-paying jobs in the services sector. However, Maryland's per capita income continues to outpace the national average, and the state remains one of the wealthiest in the country, ranking fifth in terms of per capita income. In May 1999, unemployment in the state was 3.8%, below the national level of 4.2% and an improvement over May 1998's 4.8%.
   Issuance in the Maryland municipal market for the fiscal year ended May 31, 1999 totaled $3.2 billion, down 10% from the prior period. This decline, which follows the national trend toward lower levels of issuance, helped to create a tight bond supply situation in the state, though demand for Maryland paper remains strong.

HOW DID THE NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY) PERFORM IN THIS ENVIRONMENT?
   For the 12 months ended May 31, 1999, NMY produced a total return on net asset value (NAV) of 4.44%, providing a taxable-equivalent total return(1) of 7.30% for shareholders in the combined 34.5% federal and state income tax bracket. The Fund's total return outperformed the 4.33% average total return for the Fund's Lipper peer group(2), while trailing the annual total return of 4.67% for the Lehman Brothers Municipal Bond Index(3).
   Over the past year, active demand for NMY - bolstered by the Fund's competitive yield and outstanding dividend record - resulted in solid share price performance. NMY's one-year total return on share price, as of May 31, 1999, was 5.47%, providing a taxable-equivalent total return of 8.23% for investors in the combined federal and state income tax bracket of 34.5%. At the same time, however, the Fund's NAV was lower than it was a year ago due to the prevailing economic environment of relatively higher interest rates compared to May 1998. As a result of these factors, NMY saw its premium (share price over NAV) widen by 1.36% over the past 12 months. At the end of May 1999, NMY was trading at a premium of 4.96%.

HOW WAS THE FUND'S DIVIDEND AFFECTED?
   Good call protection helped support the dividend of NMY and shield the income of this fund from erosion. In addition, excellent dividend management strategies over this period, including the prudent use of leverage, enabled us to increase the Fund's dividend effective February 1999, enhancing the competitiveness of the Fund's market yield. As a leveragedfund, NMY issues preferred shares that pay short-term rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term interest rates, common shareholders have the potential to earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.
   As of May 31, 1999, NMY had provided shareholders with 64 consecutive months of steady or increasing dividends. The market yield for the Fund was 5.16%, equivalent to a taxable yield(4) of 7.88% for investors in the combined 34.5% federal and state income tax bracket.

WHAT KEY STRATEGIES WERE USED TO MANAGE NMY DURING THE PAST 12 MONTHS?
   The focus of our management strategies for NMY over the past year was on adding above-market levels of income to support and enhance the Fund's dividend. Several individual bond purchases helped us achieve that goal. One of these purchases involved a AAA rated FNMA multifamily housing issue for Auburn Manor that enabled us to pick up about 25 basis points of incremental yield. We also purchased some insured AAA rated City of Baltimore water project bonds that offered attractive yields and, as noncallable bonds, enhanced NMY's structure by adding to the Fund's call protection.
   Overall, the Fund continues to offer excellent credit quality. At the end of May 1999, NMY had 81% of its portfolio invested in bonds rated AAA and AA, with an allocation of 7% in BBB and non-rated bonds, which generally provide higher yields. In the area of bond calls, the Fund currently offers good levels of call protection, with only 7% of its portfolio subject to calls prior to 2003. This should provide some protection for the Fund's dividend over this period. To minimize the impact of any future calls, we are already at work on strategies for managing through this period.

WHAT IS NUVEEN'S OUTLOOK FOR NMY?
   In the coming months, our focus will remain on supporting the income stream of this fund at the highest level consistent with capital preservation. As part of our strategies for achieving this goal, we will continue searching for opportunities to purchase investments that add incremental yield. This demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Maryland municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.




1 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.5%. It represents the return on a taxable investment neces-sary to equal the return of the Nuveen fund on an after-tax basis.
2 The Lipper Peer Group return represents the average annual-ized total return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 NMY is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.
4 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on a combined federal and state income tax rate of 34.5%.

Nuveen Maryland Premium Income Municipal Fund
Performance Overview
As of May 31, 1999

NMY



PORTFOLIO STATISTICS
Inception Date                                3/93
--------------------------------------------------
Share Price                                $15 1/8
--------------------------------------------------
Net Asset Value                             $14.41
--------------------------------------------------
Market Yield                                 5.16%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.48%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.88%
--------------------------------------------------
Fund Net Assets ($000)                    $229,520
--------------------------------------------------
Effective Maturity (Years)                   18.30
--------------------------------------------------
Leverage-Adjusted Duration                   10.89
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         5.47%         4.44%
--------------------------------------------------
5-Year                         9.82%         8.43%
--------------------------------------------------
Since Inception                5.61%         5.89%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.23%         7.30%
--------------------------------------------------
5-Year                        12.91%        11.45%
--------------------------------------------------
Since Inception                8.53%         8.79%
--------------------------------------------------
TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Utilities                                      21%
--------------------------------------------------
Healthcare                                     19%
--------------------------------------------------
Housing/Multifamily                            16%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
U.S. Guaranteed                                 6%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL ONLY rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for FEDERAL AND STATE highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:

1998-1999 Monthly Tax-Free Dividends Per Share

6/98              0.064
7/98              0.064
8/98              0.064
9/98              0.064
10/98             0.064
11/98             0.064
12/98             0.064
1/99              0.064
2/99              0.065
3/99              0.065
4/99              0.065
5/99              0.065


Line Chart:
Share Price Performance
6/5/98      15.125
            15.25
            15
            14.938
            15.438
            15.438
            15.5
            15.438
            15.313
            15.688
            15.563
            15.688
            15.563
            15.375
            15.313
            15.125
            15.813
            15.938
            16
            16
            16
            16.06
            16.06
            16.19
            16.25
            16.31
            16.25
            16.38
            16.31
            16
            15.69
            15.44
            15.5
            15.75
            15.63
            15.88
            15.81
            15.94
            15.94
            15.75
            15.75
            16
            16
            15.69
            15.69
            15.63
            15
            14.75
5/31/99     15.13

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen North Carolina Premium Income Municipal Fund (NNC)
Portfolio Manager's Comments
PORTFOLIO MANAGER TOM O'SHAUGHNESSY TALKS ABOUT THE NORTH CAROLINA MUNICIPAL MARKET, FUND PERFORMANCE, AND THE OUTLOOK FOR THE NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND. TOM, WHO JOINED NUVEEN IN 1983, HAS MANAGED NNC SINCE JULY 1998.



WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE NORTH CAROLINA MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
   Economic growth in the state during the past 12 months has been helped by continued population and job growth. North Carolina's unemployment level remains extremely low, reaching 3.1% in May 1999, compared with the current national average of 4.2% and a state level of 3.4% one year ago. In North Carolina, the disadvantages associated with an overly tight job market have been offset by the continuing influx of new residents. Job growth in the high-tech and pharmaceutical sectors continues to outpace losses in the textile, apparel, and furniture industries, with the additional benefit of providing greater diversification in the state's economy.
   One of the more significant events in the North Carolina market over the past year was Moody's downgrade of bonds issued by the North Carolina Eastern Municipal Power Agency, one of the state's larger issuers, from Baa1 to Baa3. Moody's took this action based on concerns about Eastern's ability to perform in a deregu-lated environment following the failure of legislation aimed at helping the agency cover costs. It is important to note that NNC had no uninsured exposure to these Eastern issues.
   For the 12 months ended May 31, 1999, total issuance in the state reached $4.3 billion, an increase of only 2% over the previous 12-month period. For the most recent six months, however, issuance actually fell 17%, reflecting the tighter supply in the overall municipal market. Demand in the state, especially from individual investors, continues to outpace supply, largely due to the high level of North Carolina's taxes.

HOW DID THE NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) PERFORM IN THIS ENVIRONMENT?
   For the 12 months ended May 31, 1999, NNC produced a total return on net asset value (NAV) of 4.11%, providing a taxable-equivalent total return(1) of 7.33% for shareholders in the combined 36.5% federal and state income tax bracket. The Fund's total return compares with the 4.33% average total return for the Fund's Lipper peer group(2), while trailing the annual total return of 4.67% for the Lehman Brothers Municipal Bond Index(3).
   The major factor in the Fund's performance over the past 12 months was the continued tight supply of North Carolina bonds, which limited trading for the Fund. As mentioned earlier, new issuance in the state has been tight, making it a challenge to actively buy and sell the bonds needed to implement new strategies designed to add value or capture additional yield. Over the past year, active demand for NNC - bolstered by the Fund's competitive yield and outstanding dividend record - resulted in solid share price performance. NNC's one-year total return on share price, as of May 31, 1999, was 9.87%, providing a taxable-equivalent total return of 12.98% for investors in the combined federal and state income tax bracket of 36.5%. At the same time, however, the Fund's NAV was lower than it was a year ago due to the prevailing economic environment of relatively higher interest rates compared to May 1998. As a result of these factors, NNC saw its premium (share price over NAV) widen by more than 6% over the past 12 months. At the end of May 1999, NNC was trading at a premium of 9.86%.

HOW WAS THE FUND'S DIVIDEND AFFECTED?
   Good call protection and the prudent use of leverage helped support the dividend of NNC and shield the income of this fund from erosion. As a leveraged fund, NNC issues preferred shares that pay short-term rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term interest rates, common shareholders have the potential to earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.
   As of May 31, 1999, NNC had provided shareholders with 52 consecutive months of stable or increasing dividends. The market yield for the Fund was 5.05%, equivalent to a taxable yield(4) of 7.95% for investors in the combined 36.5% federal and state tax income bracket.

WHAT KEY STRATEGIES WERE USED TO MANAGE NNC DURING THE PAST 12 MONTHS?
   Given the tight supply in the North Carolina market, the focus of our management strategies over the past year was on taking advantage of every opportunity to purchase well-structured bonds that added yield to the portfolio. We were recently able to purchase both hospital bonds for Duke University's Medical Center and housing bonds that accomplished this goal.
   Overall, the Fund continues to offer excellent credit quality. At the end of May 1999, NNC had 75% of its portfolio invested in bonds rated AAA and AA, with a 9% allocation of BBB and non-rated bonds, which generally provide enhanced levels of yield. In the area of bond calls, the Fund currently offers very good levels of call protection, with only 2% of its portfolio subject to calls prior to 2002. This should provide additional protection for the Fund's dividend over this period. To minimize the impact of future calls, we are already at work on strategies for managing through this period.

WHAT IS NUVEEN'S OUTLOOK FOR NNC?
   Looking ahead for the Fund, our focus will remain on supporting the income stream of this fund at the highest level consistent with capital preservation. As part of our strategies for achieving this goal, we intend to keep the Fund fully invested. With projections that municipal issuance in the state may dwindle even further from current tight levels, we will be poised to take advantage of all opportunities to increase yield. To enhance our ability to move quickly when market opportunities appear, we plan to keep adequate assets in more liquid issues, i.e., bonds that can be sold easily into retail demand, in order to give us the cash necessary to make advantageous purchases. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowl-edgeable about the unique aspects of the North Carolina municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.


1 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36.5%. It represents the return on a taxable investment neces-sary to equal the return of the Nuveen fund on an after-tax basis.
2 The Lipper Peer Group return represents the average annual-ized return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of divi-dends and does not reflect any applicable sales charges.
3 NNC is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.
4 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on a combined federal and state income tax rate of 36.5%.

Nuveen North Carolina Premium Income Municipal Fund
Performance Overview
As of May 31, 1999

NNC



PORTFOLIO STATISTICS
Inception Date                                5/93
--------------------------------------------------
Share Price                              $15 11/16
--------------------------------------------------
Net Asset Value                             $14.28
--------------------------------------------------
Market Yield                                 5.05%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.32%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.95%
--------------------------------------------------
Fund Net Assets ($000)                    $136,177
--------------------------------------------------
Effective Maturity (Years)                   19.92
--------------------------------------------------
Leverage-Adjusted Duration                   10.27
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.87%         4.11%
--------------------------------------------------
5-Year                        10.57%         8.92%
--------------------------------------------------
Since Inception                6.23%         5.87%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        12.98%         7.33%
--------------------------------------------------
5-Year                        13.91%        12.29%
--------------------------------------------------
Since Inception                9.39%         9.08%
--------------------------------------------------
TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Healthcare                                     19%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL ONLY rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for FEDERAL AND STATE highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share

6/98              0.066
7/98              0.066
8/98              0.066
9/98              0.066
10/98             0.066
11/98             0.066
12/98             0.066
1/99              0.066
2/99              0.066
3/99              0.066
4/99              0.066
5/99              0.066

Line Chart:
Share Price Performance
6/5/98      15.625
            15.5
            15.563
            15.75
            16
            15.813
            15.75
            15.688
            15.688
            15.625
            15.688
            15.625
            15.813
            15.813
            16.688
            16.063
            16.063
            16.25
            16.375
            16.188
            16.5
            16.19
            16.38
            16.63
            16.69
            16.75
            16.44
            16.38
            16.63
            16.5
            16.19
            15.94
            15.94
            16.13
            15.94
            15.94
            16.06
            16.13
            15.94
            16.25
            16.25
            16.25
            16.06
            16.19
            16.25
            16.25
            15.94
            15.69
5/31/99     15.69

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Virginia Premium Income Municipal Fund (NPV)
Portfolio Manager's Comments
PORTFOLIO MANAGER BILL FITZGERALD DESCRIBES THE VIRGINIA MUNICIPAL MARKET, RECENT FUND PERFORMANCE, AND MANAGEMENT STRATEGIES FOR THE NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND. BILL, WHO HAS MORE THAN 11 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL AT NUVEEN, MANAGES A RANGE OF NUVEEN NATIONAL AND STATE MUNICIPAL BOND FUNDS. HE ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NPV IN EARLY 1999.



WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE VIRGINIA MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
   Over the past year, the Virginia economy continued to perform well, with low unemployment and strong job growth. In May 1999, the commonwealth's unemployment figure was 3.0%, compared to 2.9% from May 1998, versus 4.2% for the national average. Job growth in the state continues to outpace the national rate, with the majority of new jobs added in the northern part of Virginia. Virginia's economy, which has historically relied on federal government employment, is now more diversified, with strong growth in business services, retail and whole-sale trade, and the construction sector.
   Overall, the Virginia municipal market remains very stable, with no apparent volatility in any sector. For the 12 months ended May 31, 1999, municipal issuance in the commonwealth declined 15% from the prior year, totaling $4.4 billion for the year. This decrease mirrors the national trend toward lower municipal issuance. Demand for Virginia municipal bonds remains on par with that of previous years.

HOW DID THE NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV) PERFORM IN THIS ENVIRONMENT?
   For the 12 months ended May 31, 1999, NPV produced a total return on net asset value (NAV) of 5.09%, providing a taxable-equivalent total return(1) of 8.13% for shareholders in the combined 35% federal and state income tax bracket. The Fund's total return outperformed both the annual total return of 4.67% for NPV's benchmark, the Lehman Brothers Municipal Bond Index(2) and the 4.33% average total return for the Fund's Lipper peer group(3). The Lipper result placed the Fund second among the peer group's 18 funds.
   Over the past year, NPV saw its share price fall slightly, while the Fund's NAV was lower than it was a year ago. This is due to the prevailing economic environment of relatively higher interest rates compared to May 1998. As a result of these factors, NPV's premium (share price over NAV) widened slightly over the past 12 months. As of May 31, 1999, NPV was trading at a premium of 7.87%, and the Fund's one-year total return on share price was 4.77%, providing a taxable-equivalent total return of 7.59% for investors in the combined federal and state income tax bracket of 35%.
   Two of the Fund's investment decisions helped NPV outperform the Lehman index: The Fund's 19% allocation of A rated bonds represented an overweighting compared with the index's 12% exposure, while NPV's 14% investment in the housing sector (multifamily and single family) was significantly higher than the index's 4% weighting. Both of these sectors offered higher yields than their quality and industry sector counterparts and helped the Fund's overall performance.

HOW WAS THE FUND'S DIVIDEND AFFECTED?
   Good call protection helped support the dividend of NPV and shield the income of this fund from erosion. In addition, excellent dividend management strategies over this period, including the prudent use of leverage, enabled us to increase the dividend effective May 1999. As a leveraged fund, NPV issues preferred shares that pay short-term rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term interest rates, common share-holders have the potential to earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.
   As of May 31, 1999, NPV had provided shareholders with steady or increasing dividends since the Fund's inception in March 1993, or 74 consecutive months. The market yield for the Fund was a competitive 5.23%, equivalent to a taxable yield(4) of 8.05% for investors in the combined 35% federal and state income tax bracket.

WHAT KEY STRATEGIES WERE USED TO MANAGE NPV DURING THE PAST 12 MONTHS?
   The focus of our management strategies for the Fund over the past year was on supporting and enhancing NPV's income stream. During the period under review, we made a shift from the utilities sector into the healthcare and industrial development sectors. This was primarily implemented through the purchase of bonds issued for the Medical College of Virginia and a Goochland County industrial development revenue issue for Nekoosa Packaging. Both of these additions to the portfolio enabled us to pick up incremental yield, while shifting assets to two sectors that we believe will outperform the utilities sector in the coming months.
   Overall, the Fund continues to offer excellent credit quality. At the end of May 1999, NPV had 73% of its portfolio invested in bonds rated AAA and AA, with an 8% allocation of BBB and non-rated bonds, which generally provide enhanced levels of yield. In the area of bond calls, the Fund currently offers good levels of call protection, with only 8% of its portfolio subject to calls prior to 2002. This should provide some protection for the Fund's dividend over this period.

WHAT IS NUVEEN'S OUTLOOK FOR NPV?
   In the coming months, our focus will remain on supporting the income stream of this fund at the highest level consistent with capital preservation. As part of our strategies for achieving this goal, we will continue searching for attractive bonds that have the best potential to benefit the shareholders of NPV. Currently, the Fund has a 6% exposure to transportation, versus 15% in the Lehman index, and we plan to move our allocation closer to that of the index. We will also focus our efforts on improving call protection by taking advantage of opportunities to sell bonds that may be callable within the next five years and replace them with issues that offer longer protection, including noncallable bonds. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Virginia municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.




1 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
2 NPV is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.
3 The Lipper Peer Group return represents the average annual-ized total return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
4 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on a combined federal and state income tax rate of 35%.

Nuveen Virginia Premium Income Municipal Fund
Performance Overview
As of May 31, 1999

NPV



PORTFOLIO STATISTICS
Inception Date                                3/93
--------------------------------------------------
Share Price                               $16 1/16
--------------------------------------------------
Net Asset Value                             $14.89
--------------------------------------------------
Market Yield                                 5.23%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.58%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.05%
--------------------------------------------------
Fund Net Assets ($000)                    $192,168
--------------------------------------------------
Effective Maturity (Years)                   18.98
--------------------------------------------------
Leverage-Adjusted Duration                    8.98
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         4.77%         5.09%
--------------------------------------------------
5-Year                        10.17%         9.25%
--------------------------------------------------
Since Inception                6.75%         6.75%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.59%         8.13%
--------------------------------------------------
5-Year                        13.38%        12.50%
--------------------------------------------------
Since Inception                9.80%         9.87%
--------------------------------------------------
TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                19%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Housing/Single Family                           9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL ONLY rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for FEDERAL AND STATE highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share

6/98              0.0685
7/98              0.0685
8/98              0.0685
9/98              0.0685
10/98             0.0685
11/98             0.0685
12/98             0.0685
1/99              0.0685
2/99              0.0685
3/99              0.0685
4/99              0.0685
5/99              0.07

Share Price Performance
6/5/98      16.063
            16
            16.25
            15.875
            16
            16.188
            15.75
            15.688
            16.125
            16.313
            16
            16.688
            16.625
            16.375
            16.188
            16.125
            16.625
            17
            16.75
            16.5
            16.44
            16.44
            16.44
            16.38
            16.38
            16.88
            16.75
            17.13
            16.94
            16.44
            16
            15.63
            15.88
            16
            16
            16.06
            16.06
            16.25
            16.25
            16.19
            16.5
            16.5625
            16.44
            16.31
            16.25
            16.13
            15.94
            15.88
5/31/99     16.06

Weekly Closing Price
Past performance is not predictive of future results.

Shareholder Meeting Report


THE SHAREHOLDER MEETING WAS HELD NOVEMBER 18, 1998 IN CHICAGO AT NUVEEN'S HEADQUARTERS.

                                                                     NPG                                         NMY
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                        Preferred                       Preferred          Preferred
                                                         Common            Shares         Common           Shares             Shares
                                                         Shares         Series-TH         Shares         Series-W          Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                3,507,675             1,072         9,689,556            1,384           1,728
   Withhold                                              31,702                --            65,668               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,539,377             1,072         9,755,224            1,384           1,729
====================================================================================================================================

Lawrence H. Brown
   For                                                3,507,675             1,072         9,689,356            1,384           1,728
   Withhold                                              31,702                --            65,868               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,539,377             1,072         9,755,224            1,384           1,729
====================================================================================================================================

Anthony T. Dean*
   For                                                3,508,675             1,072         9,690,878            1,384           1,728
   Withhold                                              30,702                --            64,346               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,539,377             1,072         9,755,224            1,384           1,729
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                3,512,675             1,072         9,686,930            1,384           1,728
   Withhold                                              26,702                --            68,294               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,539,377             1,072         9,755,224            1,384           1,729
====================================================================================================================================

Peter R. Sawers
   For                                                3,507,675             1,072         9,689,056            1,384           1,728
   Withhold                                              31,702                --            66,168               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,539,377             1,072         9,755,224            1,384           1,729
====================================================================================================================================

William J. Schneider
   For                                                       --             1,072                --            1,384           1,728
   Withhold                                                  --                --                --               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,072                --            1,384           1,729
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                       --             1,072                --            1,384           1,728
   Withhold                                                  --                --                --               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,072                --            1,384           1,729
====================================================================================================================================

Judith M. Stockdale
   For                                                3,507,675             1,072         9,690,462            1,384           1,728
   Withhold                                              31,702                --            64,762               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,539,377             1,072         9,755,224            1,384           1,729
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                3,521,129               943         9,696,617            1,384           1,729
   Against                                                2,600               129            16,094               --              --
   Abstain                                               15,648                --            42,513               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              3,539,377             1,072         9,755,224            1,384           1,729
====================================================================================================================================

* Mr. Dean retired from the Board, effective May 1, 1999.

Shareholder Meeting Report
                                                                     NNC                                       NPV
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                        Preferred                          Preferred       Preferred
                                                         Common            Shares            Common           Shares          Shares
                                                         Shares         Series-TH            Shares         Series-T       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                5,823,983             1,707         7,759,425              816           1,526
   Withhold                                              24,552               118            44,877               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,848,535             1,825         7,804,302              816           1,535
====================================================================================================================================

Lawrence H. Brown
   For                                                5,823,983             1,707         7,759,425              816           1,526
   Withhold                                              24,552               118            44,877               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,848,535             1,825         7,804,302              816           1,535
====================================================================================================================================

Anthony T. Dean*
   For                                                5,823,983             1,707         7,759,425              816           1,526
   Withhold                                              24,552               118            44,877               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,848,535             1,825         7,804,302              816           1,535
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                5,823,573             1,707         7,759,355              816           1,526
   Withhold                                              24,962               118            44,947               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,848,535             1,825         7,804,302              816           1,535
====================================================================================================================================

Peter R. Sawers
   For                                                5,823,983             1,707         7,758,887              816           1,526
   Withhold                                              24,552               118            45,415               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,848,535             1,825         7,804,302              816           1,535
====================================================================================================================================

William J. Schneider
   For                                                       --             1,707                --              816           1,526
   Withhold                                                  --               118                --               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,825                --              816           1,535
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                       --             1,707                --              816           1,526
   Withhold                                                  --               118                --               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,825                --              816           1,535
====================================================================================================================================

Judith M. Stockdale
   For                                                5,824,878             1,707         7,758,825              816           1,526
   Withhold                                              23,657               118            45,477               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,848,535             1,825         7,804,302              816           1,535
====================================================================================================================================

RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                5,810,822             1,825         7,746,669              816           1,526
   Against                                                3,655                --             7,461               --               7
   Abstain                                               34,058                --            50,172               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              5,848,535             1,825         7,804,302              816           1,535
====================================================================================================================================

* Mr. Dean retired from the Board, effective May 1, 1999.

REPORT OF INDEPENDENT AUDITORS



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund as of May 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund at May 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP



Chicago, Illinois
July 16, 1999

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG) MAY 31, 1999

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.2%

$   3,000,000   Albany-Dougherty Payroll Development Authority (Georgia), Solid           5/08 at 101            AA    $2,963,880
                 Waste Disposal Revenue Bonds (The Procter & Gamble Paper Products
                 Company Project), 1998 Series, 5.300%, 5/15/26
                 (Alternative Minimum Tax)

    2,000,000   Development Authority of Cartersville (Georgia), Sewage Facilities        5/07 at 101            A+     2,138,620
                 Refunding Revenue Bonds (Anheuser-Busch Project), Series 1997,
                 6.125%, 5/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.4%

                Urban Residential Finance Authority of the City of Atlanta, Georgia,
                Dormitory Facility Refunding Revenue Bonds (Morehouse College
                Project), Series 1995:
    1,210,000    5.750%, 12/01/20                                                        12/05 at 102           AAA     1,275,255
    1,375,000    5.750%, 12/01/25                                                        12/05 at 102           AAA     1,452,289

    1,555,000   Development Authority of DeKalb County, Revenue Bonds (Emory             10/04 at 102           Aa1     1,685,589
                 University Project), Series 1994-A, 6.000%, 10/01/14

    1,550,000   Private Colleges and Universities Authority, Georgia, Revenue Bonds       6/03 at 102            AA     1,604,204
                 (Agnes Scott College Project), Series 1993, 5.625%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 10.1%

    3,000,000   Hospital Authority of Albany-Dougherty County, Georgia, Revenue           9/03 at 102           AAA     3,155,580
                 Bonds (Phoebe Putney Memorial Hospital), Series 1993, 5.700%, 9/01/13

    1,965,000   The Hospital Authority of Hall County and the City of Gainsville,        10/05 at 102           AAA     2,089,954
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare
                 Project), Series 1995, 6.000%, 10/01/25

    3,000,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue                  8/06 at 102           AAA     3,053,340
                 Anticipation Certificates (Southeast Georgia Health Systems Project),
                 Series 1996, 5.250%, 8/01/13

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.9%

    1,145,000   Housing Authority of Clayton County, Georgia, Multifamily                12/05 at 102           AAA     1,180,632
                 Housing Revenue Bonds (The Advantages Project), Series 1995,
                 5.800%, 12/01/20

    3,400,000   Housing Authority of the County of DeKalb, Georgia, Multifamily           1/05 at 102           AAA     3,703,144
                 Housing Revenue Bonds (The Lakes at Indian Creek Apartments
                 Project), Series 1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

      980,000   Housing Authority of the City of Decatur, Mortgage Revenue Refunding      7/02 at 102           AAA     1,028,363
                 Bonds (FHA-Insured Mortgage Loan - Park Trace Apartments,
                 Section 8 Assisted Project), Series 1992A, 6.450%, 7/01/25

    3,000,000   Macon-Bibb County Urban Development Authority, Multifamily                1/04 at 103           AAA     3,052,740
                 Housing Refunding Revenue Bonds, Series 1997A, 5.550%, 1/01/24

    1,500,000   Housing Authority of the City of Marietta, Georgia, Multifamily          10/06 at 102           AAA     1,586,475
                 Housing Revenue Bonds (GNMA Collateralized - Country Oaks
                 Apartments), Series 1996, 6.150%, 10/20/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.7%

      475,000   Housing Authority of Fulton County, Georgia, Single Family                3/05 at 102           AAA       506,716
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 1995 Series A, 6.550%, 3/01/18 (Alternative Minimum Tax)

    2,995,000   Georgia Housing and Finance Authority, Single Family Mortgage             6/04 at 102           AAA     3,183,745
                 Bonds (FHA-Insured or VA Guaranteed Mortgage Loans),
                 1994 Series A, 6.500%, 12/01/17 (Alternative Minimum Tax)

      420,000   Georgia Housing and Finance Authority, Single Family Mortgage             6/06 at 102           AAA       448,043
                 Bonds, 1996 Series A, Subseries A-2, 6.450%, 12/01/27
                 (Alternative Minimum Tax)

    2,145,000   Georgia Housing and Finance Authority, Single Family Mortgage             6/08 at 101           AAA     2,175,159
                 Bonds, 1998 Series A, Subseries A-2, 5.550%, 12/01/26
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.5%

$   1,175,000   City of Atlanta, Georgia, General Obligation School Improvement          12/03 at 102            AA    $1,225,102
                 Bonds, Series 1993,  5.600%, 12/01/18

      500,000   Fulton County School District, General Obligation Refunding Bonds,       No Opt. Call            AA       579,765
                 Series 1991, 6.375%, 5/01/17

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996         7/06 at 101 1/2             A     3,543,715
                 (General Obligation Bonds), 5.400%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.1%

    1,000,000   Downtown Development Authority of the City of Atlanta (Georgia),         10/02 at 102            AA     1,083,080
                 Refunding Revenue Bonds (Underground Atlanta Project),
                 Series 1992, 6.250%, 10/01/12

    3,000,000   Solid Waste Management Authority of the City of Atlanta,                 12/06 at 100            AA     2,998,020
                 Revenue Bonds (Landfill Closure Project), Series 1996,
                 5.250%, 12/01/21

    1,250,000   Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia),             No Opt. Call           AAA     1,337,300
                 Revenue Refunding Bonds, Series 1993, 5.500%, 10/01/12

    2,000,000   The Fulton-DeKalb Hospital Authority (Georgia), Revenue Refunding         7/03 at 102           AAA     2,035,580
                 Certificates, Series 1993, 5.500%, 1/01/20

    1,000,000   Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales            No Opt. Call           AAA     1,145,360
                 Tax Revenue Bonds, Refunding Series P, 6.250%, 7/01/20

      500,000   Puerto Rico Highway and Transportation Authority, Highway             7/03 at 101 1/2             A       497,765
                 Revenue Bonds, Series W, 5.250%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.3%

    1,500,000   City of Atlanta, Airport Facilities Revenue Bonds, Series 1990,           1/01 at 102           AAA     1,571,670
                 6.250%, 1/01/21 (Alternative Minimum Tax)

    1,000,000   City of Atlanta, Airport Facilities Revenue Refunding Bonds,             No Opt. Call           AAA     1,140,550
                 Series 1994A, 6.500%, 1/01/09

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 13.5%

    3,115,000   City of Albany, Georgia, Sewerage System Revenue Bonds,                   7/02 at 102           AAA     3,421,360
                 Series 1992, 6.625%, 7/01/17 (Pre-refunded to 7/01/02)

      500,000   City of Atlanta, Georgia, General Obligation Bonds, Public Improvement   12/04 at 102         AA***       556,460
                 Bonds, Series 1994A, 6.100%, 12/01/19 (Pre-refunded to 12/01/04)

    3,450,000   City of Atlanta, Georgia, Water and Sewerage Revenue Bonds,               1/04 at 100         A+***     3,626,226
                 Series 1993, 5.000%, 1/01/15 (Pre-refunded to 1/01/04)

    1,000,000   Columbus, Georgia, Medical Center Hospital Authority,                    No Opt. Call           AAA     1,199,100
                 Revenue Anticipation Certificates, 7.750%, 7/01/10

    2,000,000   Fulco Hospital Authority, Revenue Anticipation Certificates               9/02 at 102       Baa1***     2,183,600
                 (Georgia Baptist Health Care System Project), Series 1992A,
                 6.375%, 9/01/22 (Pre-refunded to 9/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.6%

    4,500,000   Development Authority of Burke County (Georgia), Pollution Control        5/04 at 102             A     4,373,280
                 Revenue Bonds (Georgia Power Company - Vogtle Plant Project),
                 Third Series 1999, 5.450%, 5/01/34 (Alternative Minimum Tax)

    1,900,000   Municipal Electric Authority of Georgia, General Power Revenue            1/03 at 100           AAA     1,937,354
                 Bonds, Series 1992B, 5.500%, 1/01/18

    1,750,000   Municipal Electric Authority of Georgia, Project One Special             No Opt. Call             A     1,966,703
                 Obligation Bonds, Fifth Crossover Series, 6.400%, 1/01/09

    2,000,000   Development Authority of Monroe County (Georgia), Pollution Control       9/99 at 102           AA-     2,049,820
                 Revenue Bonds (Gulf Power Company Plant - Scherer Project),
                 First Series 1994, 6.300%, 9/01/24

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.5%

    2,500,000   City of Albany (Georgia), Sewerage System Revenue Bonds,                  7/07 at 102           AAA     2,604,525
                 Series 1997, 5.600%, 7/01/19

    2,000,000   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,            5/09 at 101           AAA     1,886,960
                 Series 1999A, 5.000%, 11/01/38
    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$   2,000,000   Douglasville-Douglas County (Georgia), Water and Sewer Authority,        No Opt. Call           AAA     $2,144,360
                  Water and Sewerage Revenue Bonds, Series 1993, 5.625%, 6/01/15

    1,000,000   City of Milledgeville (Georgia), Water and Sewerage Revenue and          No Opt. Call           AAA      1,120,380
                 Refunding Bonds, Series 1996, 6.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$  78,855,000   Total Investments - (cost $77,081,507) - 100.8%                                                         82,511,763
=============
                Other Assets Less Liabilities - (0.8)%                                                                    (690,098)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $81,821,665
                ====================================================================================================================


          * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          **   Ratings (not covered by the report of independent auditors):
               Using the higher of Standard & Poor's or Moody's rating.

          ***  Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY) MAY 31, 1999

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.0%

                Maryland Health and Higher Educational Facilities Authority,
                Refunding Revenue Bonds, Johns Hopkins University Issue,
                Series 1997:
$   1,000,000    5.625%, 7/01/17                                                          7/07 at 102           Aa2    $1,058,360
    2,000,000    5.625%, 7/01/27                                                          7/07 at 102           Aa2     2,082,720

    9,445,000   Morgan State University, Maryland, Academic Fees and Auxiliary           No Opt. Call           AAA     10,675,967
                 Facilities Fees, Revenue Refunding Bonds, 1993 Series,
                 6.100%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 18.4%

                City of Gaithersburg, Maryland, Hospital Facilities Refunding and
                Improvement Revenue Bonds (Shady Grove Adventist Hospital),
                Series 1995:
    2,550,000    6.500%, 9/01/12                                                         No Opt. Call           AAA     2,983,679
    6,265,000    5.500%, 9/01/15                                                          9/05 at 102           AAA     6,446,560

    1,930,000   Maryland Economic Development Corporation (Health and                     4/11 at 102           N/R     1,953,411
                 Mental Hygiene Providers Facilities Acquisition Program),
                 Revenue Bonds, Series 1996A, 7.625%, 4/01/21

    2,000,000   Maryland Health and Higher Educational Facilities Authority, Kaiser       6/09 at 101             A     2,018,500
                 Permanente Revenue Bonds, 1998 Series A, 5.375%, 7/01/15

    1,855,000   Maryland Health and Higher Educational Facilities Authority,              7/03 at 102           AAA     1,852,125
                 Refunding Revenue Bonds, Francis Scott Key Medical Center Issue,
                 Series 1993, 5.000%, 7/01/13

    2,250,000   Maryland Health and Higher Educational Facilities Authority,              7/08 at 101           AAA     2,197,530
                 Revenue Bonds, Johns Hopkins Medicine, Howard County General
                 Hospital Acquisition Issue, Series 1998, 5.000%, 7/01/29

    2,350,000   Maryland Health and Higher Educational Facilities Authority,              7/03 at 102           AAA     2,455,445
                 Project and Refunding Revenue Bonds, Sinai Hospital of Baltimore
                 Issue, Series 1993, 5.500%, 7/01/13

    6,500,000   Maryland Health and Higher Educational Facilities Authority,              7/08 at 101           AAA     6,393,465
                 Revenue Bonds, Anne Arundel Medical Center Issue, Series 1998,
                 5.125%, 7/01/28

    6,000,000   Maryland Health and Higher Educational Facilities Authority,              1/08 at 101           Aaa     5,851,980
                 Revenue Bonds, Upper Chesapeake Hospitals Issue, Series 1998A,
                 5.125%, 1/01/38

    1,670,000   Maryland Health and Higher Educational Facilities Authority, Hospital     7/08 at 101            A3     1,573,791
                 Refunding and Revenue Bonds, Union Hospital of Cecil County Issue,
                 Series 1998, 5.100%, 7/01/22

                Prince George's County, Maryland, Project and Refunding Revenue
                Bonds (Dimensions Health Corporation Issue), Series 1994:
    3,080,000    5.375%, 7/01/14                                                          7/04 at 102          Baa1     2,912,356
    6,000,000    5.300%, 7/01/24                                                          7/04 at 102          Baa1     5,505,660

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 16.2%

    4,000,000   Anne Arundel County (Maryland), Multifamily Housing Revenue              No Opt. Call           BBB     4,345,880
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax)
                 (Mandatory put 12/01/03)

    1,795,000   County Commissioners of Charles County, Maryland Mortgage                 5/05 at 102           AAA     1,932,641
                 Revenue Refunding Bonds, Series 1995A (Holly Station IV
                 Townhouses Project - FHA-Insured Mortgage Loan),
                 6.450%, 5/01/26

                Howard County (Maryland), Mortgage Revenue Refunding Bonds,
                Series 1996A (FHA-Insured Mortgage Loan - Normandy Woods III
                Apartments Project):
      700,000    6.000%, 7/01/17                                                          7/06 at 102           AAA       738,052
    2,000,000    6.100%, 7/01/25                                                          7/06 at 102           AAA     2,108,240

    1,000,000   Community Development Administration, Department of                       5/02 at 102           Aa2     1,062,220
                 Housing and Community Development (Maryland), Multifamily
                 Housing Revenue Bonds (Insured Mortgage Loans), 1992 Series A,
                 6.850%, 5/15/33 (Alternative Minimum Tax)

    1,150,000   Community Development Administration, Department of Housing               5/03 at 102           Aa2     1,224,198
                 and Community Development (Maryland), Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series B,
                 6.625%, 5/15/23

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$   2,500,000   Community Development Administration, Department of Housing               1/09 at 101           Aa2    $2,466,900
                 and Community Development (Maryland), Housing Revenue Bonds,
                 1999 Series A, 5.350%, 7/01/41 (Alternative Minimum Tax)

    3,075,000   Community Development Administration, Department of Housing               5/03 at 102            Aa     3,212,299
                 and Community Development (Maryland), Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series D,
                 6.050%, 5/15/24

    2,000,000   Housing Opportunities Commission of Montgomery County                     7/05 at 102           Aaa     2,102,180
                 (Maryland), Multifamily Housing Revenue Bonds, 1995 Series A,
                 5.900%, 7/01/15

    1,500,000   Housing Opportunities Commission of Montgomery County                     7/06 at 102           Aaa     1,568,580
                 (Maryland), Multifamily Housing Revenue Bonds, 1996 Series B,
                 5.900%, 7/01/26

    3,830,000   Housing Opportunities Commission of Montgomery County                     7/08 at 101           Aaa     3,777,491
                 (Maryland), Multifamily Housing Revenue Bonds, 1998 Series A,
                 5.200%, 7/01/30

    1,000,000   Housing Authority of Prince George's County (Maryland), Mortgage          1/03 at 102           AAA     1,050,560
                 Revenue Refunding Bonds, Series 1993A (GNMA Collateralized -
                 Stevenson Apartments Project), 6.350%, 7/20/20

                Housing Authority of Prince George's County (Maryland), Mortgage
                Revenue Refunding Bonds, Series 1993A (Cherry Hill Apartments
                Project):
    1,090,000    5.900%, 9/20/10                                                          9/03 at 102           AAA     1,141,840
    1,930,000    6.000%, 9/20/15                                                          9/03 at 102           AAA     2,005,695

    1,500,000   Housing Authority of Prince George's County (Maryland), Mortgage         12/04 at 102           AAA     1,620,855
                 Revenue Refunding Bonds, Series 1995A (GNMA
                 Collateralized-Riverview Terrace Apartments Project),
                 6.700%, 6/20/20

                Housing Authority of Prince George's County (Maryland), Mortgage
                Revenue Refunding Bonds, Series 1995A (GNMA Collateralized -
                Overlook Apartments Project):
    2,000,000    5.700%, 12/20/15                                                        12/05 at 102           AAA     2,066,920
    1,670,000    5.750%, 12/20/19                                                        12/05 at 102           AAA     1,725,761

    1,000,000   Housing Authority of Prince George's County (Maryland), Mortgage         11/99 at 101           AAA     1,003,270
                 Revenue Refunding Bonds, Series 1998A (GNMA Collateralized -
                 Foxglenn Apartments Project), 5.450%, 11/20/14
                 (Alternative Minimum Tax)

      835,000   The Mayor and Council of Rockville (Maryland), Mortgage Revenue           1/04 at 102           AAA       859,307
                 Refunding Bonds, Series 1994A (FHA-Insured Mortgage Loan -
                 The Summit Apartments Project), 5.250%, 7/01/09

    1,000,000   City of Salisbury (Maryland), Mortgage Revenue Refunding Bonds,          12/04 at 102           AAA     1,071,920
                 Series 1995A (FHA-Insured Mortgage Loan - College Lane
                 Apartments Project), 6.600%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.2%

    1,465,000   Community Development Administration, Department of Housing               4/04 at 102           Aa2     1,537,898
                 and Community Development (Maryland), Single Family Program
                 Bonds, 1994 First Series, 5.900%, 4/01/11

    1,000,000   Community Development Administration, Department of Housing               4/04 at 102            Aa     1,063,980
                 and Community Development (Maryland), Single Family Program
                 Bonds, 1994 Fourth Series, 6.450%, 4/01/14

    2,650,000   Community Development Administration, Department of Housing               4/04 at 102            Aa     2,829,644
                 and Community Development (Maryland), Single Family Program
                 Bonds, 1994 Fifth Series, 6.750%, 4/01/26
                 (Alternative Minimum Tax)

      850,000   Community Development Administration, Department of Housing               4/03 at 102           Aa2       903,040
                 and Community Development (Maryland), Single Family Program
                 Bonds, 1992 Fourth Series, 6.800%, 4/01/22
                 (Alternative Minimum Tax)

    1,750,000   Community Development Administration, Department of Housing               4/04 at 102            Aa     1,810,200
                 and Community Development (Maryland), Single Family Program
                 Bonds, 1993 Third Series, 4.950%, 4/01/06

    1,000,000   Community Development Administration, Department of Housing               4/06 at 102           Aa2     1,058,450
                 and Community Development (Maryland), Single Family Program
                 Bonds, 1996 Sixth Series, 6.200%, 4/01/22
                 (Alternative Minimum Tax)

    2,000,000   Housing Opportunities Commission of Montgomery County                     7/04 at 102           Aa2     2,136,900
                 (Maryland), Single Family Mortgage Revenue Bonds,
                 1994 Series A, 6.600%, 7/01/14

    1,060,000   Housing Authority of Prince George's County (Maryland),                   6/04 at 102           AAA     1,123,176
                 GNMA/FNMA Collateralized Single Family Mortgage Revenue
                 Bonds, Series 1994A, 6.350%, 6/01/11 (Alternative Minimum Tax)

    1,710,000   Housing Authority of Prince George's County (Maryland),                   8/07 at 102           AAA     1,765,353
                 FHLMC/FNMA/GNMA Collateralized, Single Family Mortgage
                 Revenue Bonds, Series 1997, 5.625%, 8/01/17
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.5%

$   2,000,000   Baltimore County, Maryland, General Obligation Bonds, Baltimore           8/03 at 102           AAA    $2,016,500
                 County Metropolitan District Bonds (64th Issue), 4.900%, 8/01/11

    1,000,000   Mayor and City Council of Baltimore, Maryland, General Obligation        No Opt. Call            A1     1,185,820
                 Serial Bonds, Consolidated Public Improvement Bonds,
                 1989 Series B, 7.150%, 10/15/08

                Mayor and City Council of Baltimore, Maryland, General
                Obligation Consolidated Public Improvement Refunding Bonds, 1995
                Series A:
    1,200,000    7.375%, 10/15/03                                                        No Opt. Call           AAA     1,360,728
    5,000,000    7.250%, 10/15/04                                                        No Opt. Call           AAA     5,746,250

    1,000,000   Mayor and City Council of Baltimore, Maryland, General Obligation        No Opt. Call           AAA     1,136,000
                 Serial Bonds, Consolidated Public Improvement Bonds,
                 1991 Series C, 6.375%, 10/15/07

    1,000,000   Prince George's County, Maryland, General Obligation Bonds,               3/03 at 102           AAA     1,070,600
                 Consolidated Public Improvement Bonds, Series 1993,
                 5.750%, 3/15/09

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.1%

    2,730,000   Anne Arundel County, General Obligation Bonds, Consolidated               4/03 at 102           AA+     2,787,248
                 Water and Sewer, 1993 Refunding Series, 5.250%, 4/15/12

    1,000,000   Mayor and City Council of Baltimore, Maryland, Certificates of           10/07 at 102           AAA       999,340
                 Participation (Emergency Telecommunications Facilities),
                 Series 1997A, 5.000%, 10/01/17

    1,465,000   Maryland Department of Housing and Community Development,                 6/08 at 101           Aaa     1,470,479
                 Community Development Administration, Infrastructure Financing
                 Bonds (MBIA Insured), 1998 Series B, 5.200%, 6/01/28

    4,415,000   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,       12/99 at 102            Aa     4,590,982
                 Series 1989D, 7.500%, 12/15/10 (Alternative Minimum Tax)

    4,955,000   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,        3/06 at 101           AAA     5,215,534
                 Series 1996, 5.750%, 3/01/18

    2,200,000   Puerto Rico Public Buildings Authority, Public Education and Health   7/03 at 101 1/2             A     2,325,312
                 Facilities Refunding Bonds, Series M (Guaranteed by the
                 Commonwealth of Puerto Rico), 5.750%, 7/01/15

    1,780,000   Washington County Sanitary District, Refunding Bonds, 1993 Series F       1/03 at 102           AAA     1,810,830
                 (Guaranteed by the Full Faith and Credit Pledge of the County
                 Commissioners of Washington County), 5.375%, 1/01/15

    1,250,000   Washington Suburban Sanitary District, Maryland (Montgomery and           1/02 at 102           Aa1     1,334,925
                 Prince George's Counties), General Construction Refunding Bonds,
                 1991 Second Series, 6.100%, 1/01/04

    1,000,000   Washington Suburban Sanitary District, Maryland (Montgomery              12/03 at 102           Aa1     1,031,090
                 and Prince George's Counties), Water Supply Refunding Bonds,
                 1993 Series, 5.250%, 12/01/11

    1,500,000   Washington Suburban Sanitary District, Maryland (Montgomery               6/03 at 102           Aa1     1,548,105
                 and Prince George's Counties), Sewage Disposal Bonds,
                 1993 Series, 5.375%, 6/01/12

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.4%

                Maryland Transportation Authority, Special Obligation Revenue
                Bonds, Baltimore/Washington International Airport Projects,
                Series 1994-A (Qualified Airport Bonds):
    5,500,000    6.250%, 7/01/14 (Alternative Minimum Tax)                                7/04 at 102           AAA     5,990,820
    1,075,000    6.400%, 7/01/19 (Alternative Minimum Tax)                                7/04 at 102           AAA     1,090,921

    1,500,000   Maryland Transportation Authority, Transportation Facilities              7/02 at 100            A+     1,557,210
                 Projects Revenue Bonds, Series 1992, 5.750%, 7/01/15

                Washington D.C. Metropolitan Area Transit Authority, Gross
                Revenue Transit Refunding Bonds, Series 1993:
    2,000,000    6.000%, 7/01/07                                                         No Opt. Call           AAA     2,207,920
    1,500,000    5.250%, 7/01/14                                                          1/04 at 102           AAA     1,519,500

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.2%

    1,875,000   Maryland Health and Higher Educational Facilities Authority,              7/03 at 102           AAA     2,010,131
                 Revenue Bonds, Good Samaritan Hospital Issue, Series 1993,
                 5.750%, 7/01/19

    3,125,000   Maryland Health and Higher Educational Facilities Authority,              7/03 at 102           Aaa     3,228,625
                 Revenue Bonds, Howard County General Hospital Issue,
                 Series 1993, 5.500%, 7/01/25

    2,500,000   Maryland Health and Higher Educational Facilities Authority,             No Opt. Call           AAA     2,464,250
                 Revenue Bonds, Helix Health Issue, Series 1997, 5.000%, 7/01/27

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S.GUARANTEED (continued)

$   3,000,000   Maryland Transportation Authority, Transportation Facilities Projects     7/01 at 102         A+***    $3,219,540
                 Revenue Bonds, Series 1991, 6.500%, 7/01/06
                 (Pre-refunded to 7/01/01)

    1,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds,                7/07 at 101 1/2           AAA     1,124,630
                 Series 1997, 6.000%, 7/01/26 (Pre-refunded to 7/01/07)

    1,010,000   Puerto Rico Telephone Authority, Revenue Bonds, Series N,             1/03 at 101 1/2           AAA     1,077,347
                 5.500%, 1/01/22 (Pre-refunded to 1/01/03)

    1,115,000   Washington Suburban Sanitary District, Maryland (Montgomery               6/02 at 102        Aa1***     1,208,147
                 and Prince George's Counties), Water Supply Bonds, Series 1992,
                 6.200%, 6/01/09 (Pre-refunded to 6/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 20.1%

    6,000,000   Anne Arundel County, Maryland, Pollution Control Revenue                  4/04 at 102             A     6,396,000
                 Refunding Bonds (Baltimore Gas and Electric Company Project),
                 Series 1994, 6.000%, 4/01/24

    7,000,000   Calvert County, Maryland, Pollution Control Revenue Refunding             7/04 at 102             A     7,209,020
                 Bonds (Baltimore Gas and Electric Company Project),
                 Series 1993, 5.550%, 7/15/14

    9,600,000   Montgomery County, Maryland, Solid Waste System Revenue                   6/03 at 102           AAA     10,161,696
                 Bonds, 1993 Series A, 5.875%, 6/01/13 (Alternative Minimum Tax)

                Northeast Maryland Waste Disposal Authority, Resource Recovery
                Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                Series 1993:
    1,625,000    6.900%, 1/01/00                                                         No Opt. Call           AAA     1,659,060
    3,000,000    7.150%, 1/01/04                                                         No Opt. Call           AAA     3,363,810
    4,675,000    7.200%, 1/01/05                                                          1/04 at 102           AAA     5,303,367

    5,000,000   Prince George's County, Maryland, Pollution Control Revenue               1/03 at 102            A1     5,405,200
                 Refunding Bonds (Potomac Electric Project), Series 1993,
                 6.375%, 1/15/23

    5,750,000   Prince George's County, Maryland, Solid Waste Management                  6/03 at 102           AAA     5,858,614
                 System Revenue Bonds, Series 1993, 5.250%, 6/15/13

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/04 at 100          BBB+     1,017,460
                 Series T, 5.500%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.3%

    3,000,000   Mayor and City Council of Baltimore, Maryland, Project                   No Opt. Call           AAA     2,963,940
                 and Refunding Revenue Bonds (Water Projects), Series 1994 A,
                 5.000%, 7/01/24

    6,000,000   Mayor and City Council of Baltimore, Maryland, Project and                7/08 at 101           AAA     5,851,500
                 Refunding Revenue Bonds (Water Projects), Series 1998 A,
                 5.000%, 7/01/28

    1,000,000   Mayor and City Council of Baltimore, Maryland, Project and                7/06 at 101           AAA     1,033,540
                 Refunding Revenue Bonds (Water Projects), Series 1996 A,
                 5.500%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$ 216,300,000   Total Investments - (cost $215,103,022) - 98.4%                                                         225,826,990
=============
                Other Assets Less Liabilities - 1.6%                                                                      3,692,569
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $229,519,559
                ====================================================================================================================


          * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          **   Ratings (not covered by the report of independent auditors):
               Using the higher of Standard & Poor's or Moody's rating.

          ***  Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

          N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                      PORTFOLIO OF INVESTMENTS
                      NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) MAY 31, 1999

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.5%

$   3,300,000   Appalachian State University, Utilities System Revenue Refunding          5/08 at 102           AAA    $3,250,269
                 Bonds (The Board of Governors of the University of North Carolina),
                 Series 1998, 5.000%, 5/15/18

                State of North Carolina, State Education Assistance Authority,
                Guaranteed Student Loan Revenue Bonds, 1995 Series A
                (Subordinate Lien):
    1,000,000    6.050%, 7/01/10 (Alternative Minimum Tax)                                7/05 at 102             A     1,042,430
    2,400,000    6.300%, 7/01/15 (Alternative Minimum Tax)                                7/05 at 102             A     2,515,104

    5,875,000   State of North Carolina, State Education Assistance Authority,            7/06 at 102             A     6,183,085
                 Guaranteed Student Loan Revenue  Bonds, 1996 Series C
                 (Subordinate Lien), 6.350%, 7/01/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                FOREST AND PAPER PRODUCTS - 4.1%

    3,500,000   Haywood County Industrial Facilities and Pollution Control Financing     12/05 at 102          Baa1     3,505,810
                 Authority (North Carolina),  Environmental Improvement Revenue
                 Bonds (Champion International Corporation Project),
                 Series 1995A, 5.750%, 12/01/25 (Alternative Minimum Tax)

    2,000,000   Haywood County Industrial Facilities and Pollution Control Financing      3/06 at 102          Baa1     2,069,480
                 Authority (North Carolina), Pollution Control Refunding Revenue
                 Bonds (Champion International Corporation Project),
                 Series 1995, 6.000%, 3/01/20

------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 18.3%

                The Charlotte-Mecklenburg Hospital Authority (North Carolina),
                Health Care System Revenue Bonds, Series 1992:
    1,500,000    5.750%, 1/01/12                                                          1/02 at 102            AA     1,583,205
    2,150,000    6.250%, 1/01/20                                                          1/02 at 102            AA     2,284,461

    3,000,000   Craven Regional Medical Authority (North Carolina), Insured Health       10/03 at 102           AAA     3,073,590
                 Care Facilities Revenue Bonds, Series 1993, 5.625%, 10/01/17

    2,725,000   County of New Hanover (North Carolina), Hospital Revenue Bonds           10/03 at 102           AAA     2,498,553
                 (New Hanover Regional Medical  Center Project), Series 1993,
                 4.750%, 10/01/23

    1,000,000   North Carolina Medical Care Commission, Hospital Revenue                  6/02 at 102            AA     1,046,990
                 Refunding Bonds (North Carolina Baptist Hospitals Project),
                 Series 1992A, 6.000%, 6/01/22

    3,000,000   North Carolina Medical Care Commission, Hospital Revenue                  5/02 at 102            AA     3,040,470
                 Refunding Bonds (Carolina Medicorp Project), Series 1992,
                 5.500%, 5/01/15

    2,275,000   North Carolina Medical Care Commission, Hospital Revenue                 10/07 at 102           AAA     2,290,971
                 Bonds (Wake County Hospital System), Series 1997,
                 5.375%, 10/01/26

    5,615,000   North Carolina Medical Care Commission, Hospital Revenue                 10/08 at 101           AA-     5,033,567
                 Bonds (First Health of the Carolinas Project), Series 1998,
                 4.750%, 10/01/26

    4,090,000   Board of Governors of the University of North Carolina,                   2/06 at 102            AA     4,023,292
                 University of North Carolina Hospitals at Chapel Hill Revenue
                 Bonds, Series 1996, 5.250%, 2/15/26

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.8%

    1,000,000   Housing Authority of the City of Asheville (North Carolina),             11/07 at 102           AAA     1,034,100
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Woodridge Apartments), Series 1997, 5.800%, 11/20/39
                 (Alternative Minimum Tax)

    1,000,000   City of Charlotte (North Carolina), Mortgage Revenue Refunding            1/03 at 105           AAA     1,042,720
                 Bonds (FHA-Insured Mortgage Loan - Tryon Hills Apartments
                 Project), Series 1993A, 5.875%, 1/01/25

                North Carolina Housing Finance Agency, Multifamily Revenue Bonds
                (1993 FHA-Insured Mortgage Loan Resolution), Series 1993,
      650,000    5.800%, 7/01/14                                                          1/03 at 102            AA       670,586
    1,000,000    5.900%, 7/01/26                                                          1/03 at 102            AA     1,031,090

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.5%

$   5,635,000   North Carolina Housing Finance Agency, Single Family Revenue              3/04 at 102            AA    $5,993,837
                 Bonds, Series X (1985 Resolution), 6.700%, 9/01/26
                 (Alternative Minimum Tax)

    3,025,000   North Carolina Housing Finance Agency, Single Family Revenue              9/02 at 102            AA     3,192,131
                 Bonds, Series V (1985 Resolution), 6.800%, 9/01/25
                 (Alternative Minimum Tax)

      520,000   North Carolina Housing Finance Agency, Single Family Revenue              3/00 at 102            AA       537,300
                 Bonds, Series M (1985 Resolution), 7.850%, 9/01/28
                 (Alternative Minimum Tax)

    4,220,000   North Carolina Housing Finance Agency, Single Family Revenue              3/06 at 102            AA     4,463,747
                 Bonds, Series HH (1985 Resolution), 6.300%, 3/01/26
                 (Alternative Minimum Tax)

    1,500,000   North Carolina Housing Finance Agency, Home Ownership Revenue             1/09 at 101            AA     1,484,865
                 Bonds, Series 3-A (1998 Trust Agreement),
                 5.200%, 7/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.2%

    2,000,000   Orange County, General Obligation School Bonds, Series 1994,              2/04 at 102           AA+     2,128,940
                 5.500%, 2/01/11

    6,250,000   Commonwealth of Puerto Rico, Public Improvement Bonds,                7/06 at 101 1/2             A     6,328,063
                 Series 1996 (General Obligation Bonds), 5.400%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.7%

    2,500,000   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds             9/07 at 102           AAA     2,484,225
                 (Arena Project), Series 1997, 5.125%, 9/01/19

    6,000,000   City of Charlotte, North Carolina, Refunding Certificates of             12/03 at 102           AAA     6,008,160
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

    2,180,000   City of Concord, North Carolina, Certificates of Participation,           6/06 at 102           AAA     2,361,747
                 Series 1996A, 6.125%, 6/01/21

    2,390,000   County of Duplin, North Carolina, Certificates of Participation           8/03 at 102           AAA     2,435,840
                 (Law Enforcement Project and Public Schools Project),
                 Series 1993, 5.250%, 8/01/14

    3,970,000   Durham, North Carolina, Certificates of Participation, Water Utility      7/02 at 102            AA     4,331,389
                 Improvements, 6.375%, 7/15/12

    5,000,000   Puerto Rico Highway and Transportation Authority, Highway             7/06 at 101 1/2             A     5,109,150
                 Revenue Bonds, Series 1996Y, 5.500%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.3%

                The Charlotte-Mecklenburg Hospital Authority (North Carolina),
                Health Care System Revenue Bonds, Series 1992:
    1,000,000    5.750%, 1/01/12 (Pre-refunded to 1/01/02)                                1/02 at 102         AA***     1,064,130
    2,940,000    6.250%, 1/01/20 (Pre-refunded to 1/01/02)                                1/02 at 102         AA***     3,164,469

    2,855,000   North Carolina Municipal Power Agency Number 1, Catawba Electric         No Opt. Call           AAA     3,816,450
                 Revenue Bonds, Series 1980, 10.500%, 1/01/10

    2,400,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue               7/00 at 100          A***     2,468,448
                 Bonds, Series 1990-Q, 6.000%, 7/01/20 (Pre-refunded to 7/01/00)

    2,280,000   Board of Governors of the University of North Carolina, University of     2/02 at 102         AA***     2,445,209
                 North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 1992,
                 6.000%, 2/15/24 (Pre-refunded to 2/15/02)

    1,035,000   County of Wake (North Carolina), Hospital System Revenue Bonds,          10/03 at 102           AAA     1,042,825
                 Series 1993, 5.125%, 10/01/26

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.2%
    5,250,000   City of Fayetteville (North Carolina), Public Works Commission            3/03 at 100           AAA     5,127,150
                 Revenue Refunding Bonds, Series 1993, 4.750%, 3/01/14

    5,000,000   North Carolina Eastern Municipal Power Agency, Power System               1/03 at 102           BBB     4,943,850
                 Revenue Bonds, Series 1993-D, 5.600%, 1/01/16

    1,500,000   North Carolina Eastern Municipal Power Agency, Power System           9/03 at 102 1/2           BBB     1,503,585
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

    1,000,000   North Carolina Municipal Power Agency Number 1, Catawba                   1/03 at 100            A-     1,013,350
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.8%

$   1,000,000   City of Asheville, North Carolina, Water System Revenue Bonds,            8/06 at 102           AAA    $1,051,460
                 Series 1996, 5.700%, 8/01/25

    4,250,000   Metropolitan Sewer District of Buncombe County, North Carolina,           7/03 at 102           AAA     4,341,205
                 Sewer System Revenue Refunding Bonds, Series 1993A,
                 5.500%, 7/01/22

    1,000,000   City of Greensboro, North Carolina, Combined Enterprise System            6/05 at 102           AA-     1,016,900
                 Revenue Bonds, Series 1995A, 5.375%, 6/01/19

    1,280,000   City of Lincolnton, North Carolina, Combined Enterprise System           11/06 at 102           AAA     1,309,389
                 Revenue Bonds, Series 1996, 5.375%, 5/01/16

    3,400,000   Orange Water and Sewer Authority, North Carolina, Water and               7/03 at 102            AA     3,421,860
                 Sewer System Revenue and Revenue Refunding Bonds,
                 Series 1993, 5.200%, 7/01/16

    2,180,000   County of Union, North Carolina, Enterprise Systems Revenue               6/06 at 102           AAA     2,249,498
                 Bonds, Series 1996, 5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
$ 130,640,000   Total Investments - (cost $128,125,703) - 98.4%                                                       134,058,945
=============
                Other Assets Less Liabilities - 1.6%                                                                    2,117,681
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $136,176,626
                ====================================================================================================================

          * Optional Call Provisions (not covered by the report of independentauditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          **   Ratings (not covered by the report of independent auditors):
               Using the higher of Standard & Poor's or Moody's rating.

          ***  Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV) MAY 31, 1999

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 1.0%

$   2,000,000   Virginia Small Business Financing Authority, Industrial Development       1/03 at 102           N/R    $1,969,720
                 Revenue Bonds (Albion Enterprises, L.L.C. Project), Series 1998A,
                 6.400%, 1/01/14 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.2%

                Industrial Development Authority of the City of Lynchburg, Virginia,
                Educational Facilities Revenue Bonds (Randolph-Macon Women's
                College), Series 1993:
    2,940,000    5.875%, 9/01/13                                                          9/03 at 102            A-     3,074,123
    3,000,000    5.875%, 9/01/23                                                          9/03 at 102            A-     3,102,690

    2,500,000   The Rector and Visitors of the University of Virginia, General            6/08 at 101           AA+     2,420,625
                 Revenue Pledge Bonds, Series 1998A, 5.000%, 6/01/24

    3,000,000   Virginia College Building Authority, Educational Facilities Revenue      11/04 at 100            AA     3,182,610
                 Bonds (University of Richmond Project), Series of 1994,
                 5.550%, 11/01/19 (Optional put 11/01/04)

    2,000,000   Virginia College Building Authority, Educational Facilities Revenue      No Opt. Call           AAA     2,016,880
                 Bonds (The Washington and Lee University Project), Series 1998,
                 5.250%, 1/01/31

------------------------------------------------------------------------------------------------------------------------------------
                FOREST AND PAPER PRODUCTS - 0.8%

    1,500,000   Industrial Development Authority of Goochland County, Virginia,          12/08 at 101          Baa2     1,505,535
                 Industrial Development Refunding Revenue Bonds (Nekoosa
                 Packaging Corporation Project), Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 14.1%

    4,850,000   Industrial Development Authority of Fairfax County, Virginia, Hospital   No Opt. Call            AA     4,726,665
                 Revenue Refunding Bonds (Inova Health System Hospitals Project),
                 Series 1993A, 5.000%, 8/15/23

    1,440,000   Industrial Development Authority of Fairfax County, Virginia,             8/06 at 102            AA     1,542,413
                 Health Care Revenue Bonds (Inova Health System Project),
                 Series 1996A, 6.000%, 8/15/26

    1,000,000   Industrial Development Authority of Fairfax County, Virginia,             2/08 at 101            AA       943,500
                 Health Care Revenue Refunding Bonds (Inova Health System
                 Project), Series 1998A, 5.000%, 8/15/25

    4,650,000   Bon Secours Health System Obligated Group, Industrial                     8/05 at 102           AAA     4,740,350
                 Development Authority of Hanover  County, Virginia, Hospital
                 Revenue Bonds, Series 1995 (Bon Secours Health System
                 Projects), 5.500%, 8/15/25

    1,500,000   Industrial Development Authority of Henrico County, Virginia,            No Opt. Call           AAA     1,706,040
                 Health Care Revenue Bonds (Bon Secours Health System),
                 Series 1996, 6.250%, 8/15/20

    5,500,000   Medical College of Virginia Hospitals Authority, General Revenue          7/08 at 102           AAA     5,351,390
                 Bonds, Series 1998, 5.125%, 7/01/23

    2,500,000   Industrial Development Authority of the City of Norfolk, Virginia,       11/04 at 102            AA     2,779,400
                 Hospital Revenue and Refunding Bonds (Sentara Hospitals-Norfolk),
                 Series 1994A, 6.500%, 11/01/13

    5,000,000   City of Virginia Beach Development Authority, Virginia, Hospital         11/01 at 102            AA     5,382,300
                 Revenue Bonds (Sentara Bayside Hospital), Series 1991,
                 6.300%, 11/01/21

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.3%

      990,000   Industrial Development Authority of Arlington County, Virginia,           7/05 at 102             A     1,042,331
                 Multifamily Housing Mortgage Revenue Bonds (Arlington
                 Housing Corporation), 1995 Series, 5.700%, 7/01/07

    4,445,000   Hampton Redevelopment and Housing Authority, Multifamily                  7/02 at 104          Baa2     4,835,849
                 Housing Revenue Refunding Bonds, Series 1994 (Chase Hampton II
                 Apartments), 7.000%, 7/01/24 (Mandatory put 7/01/04)

    2,355,000   Suffolk Redevelopment and Housing Authority, Mortgage Revenue             1/01 at 100           AAA     2,401,252
                 Refunding Bonds, Series 1993 (FHA- Insured Mortgage Loan -
                 Wilson Pines Apartments, Section 8 Assisted Project),
                 6.125%, 1/01/23

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.3%

$      95,000   Virginia Housing Development Authority, Commonwealth                      1/02 at 102           AA+    $   99,336
                 Mortgage Bonds, 1992 Series B, Subseries B-3, 6.750%, 7/01/21
                 (Alternative Minimum Tax)

    5,000,000   Virginia Housing Development Authority, Commonwealth Mortgage             1/02 at 102           AA+     5,214,250
                 Bonds, 1992 Series B, Subseries B-4,  6.550%, 1/01/27
                 (Alternative Minimum Tax)

    3,240,000   Virginia Housing Development Authority, Commonwealth Mortgage             1/02 at 102           AA+     3,354,340
                 Bonds, 1992 Series B, Subseries B-5, 6.300%, 1/01/27
                 (Alternative Minimum Tax)

                Virginia Housing Development Authority, Commonwealth Mortgage
                Bonds, 1992 Series B, Subseries B-6:
    4,000,000    6.200%, 7/01/21 (Alternative Minimum Tax)                                1/02 at 102           AA+     4,133,280
    2,945,000    6.250%, 1/01/27 (Alternative Minimum Tax)                                1/02 at 102           AA+

    2,000,000   Virginia Housing Development Authority, Commonwealth Mortgage             1/08 at 102           AA+     1,993,380
                 Bonds, 1996 Series G, Subseries G-1,  5.300%, 1/01/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%
                Industrial Development Authority of the City of Winchester,
                Residential Care Facility First Mortgage Revenue Bonds
                (Westminster-Canterbury of Winchester Inc.), Series 1998:
    1,350,000    5.750%, 1/01/18                                                          1/03 at 102           N/R     1,340,779
    2,000,000    5.750%, 1/01/27                                                          1/03 at 102           N/R     1,961,920

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.3%

    2,500,000   City of Portsmouth, Virginia, General Obligation Bonds, Public            8/03 at 102           AA-     2,554,200
                 Utility Refunding Bonds, Series 1993, 5.500%, 8/01/19

    5,700,000   Commonwealth of Puerto Rico, Public Improvement Bonds,                7/06 at 101 1/2             A     5,771,193
                 Series 1996 (General Obligation Bonds), 5.400%, 7/01/25

    1,700,000   City of Richmond, Virginia, General Obligation Public Improvement         7/03 at 102            AA     1,736,652
                 Bonds, Series 1993B, 5.500%, 7/15/23

    2,000,000   City of Winchester, Virginia, General Obligation Public Improvement       1/04 at 102            AA     2,082,620
                 and Refunding Bonds, Series 1994, 5.500%, 1/15/14

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.0%

                County of Cumberland, Virginia, Certificates of Participation,
                Series 1997:
    1,075,000    6.200%, 7/15/12                                                         No Opt. Call           N/R     1,111,550
    1,350,000    6.375%, 7/15/17                                                         No Opt. Call           N/R     1,431,554

      500,000   Industrial Development Authority of Dinwiddie County, Virginia,           2/07 at 102           N/R       516,055
                 Lease Revenue Bonds (Dinwiddie County School Facilities
                 Project), Series 1997A, 6.000%, 2/01/18

    5,000,000   Hampton Roads, Virginia, Regional Jail Authority, Regional Jail           7/06 at 102           AAA     5,141,950
                 Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

    3,000,000   Prince William County Park Authority, Virginia, Revenue Bonds,           10/04 at 102            A-     3,348,240
                 Series 1994, 6.875%, 10/15/16

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.7%

    1,000,000   Capital Region Airport Commission, Richmond, Virginia,                    7/05 at 102           AAA     1,038,770
                 International Airport Projects, Airport Revenue Bonds,
                 Series 1995A, 5.625%, 7/01/25

    1,900,000   Metropolitan Washington D.C. Airports Authority, Airport System          10/02 at 102           AAA     2,070,525
                 Revenue Bonds, Series 1992A,  6.625%, 10/01/19
                 (Alternative Minimum Tax)

    1,400,000   Metropolitan Washington D.C. Airports Authority, Airport                 10/07 at 101           AA-     1,414,280
                 System Revenue Bonds, Series 1997A, 5.375%, 10/01/23

    6,315,000   Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,      7/07 at 101           AAA     6,488,599
                 5.600%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.9%

    5,250,000   Chesapeake Bay Bridge and Tunnel District, General Resolution             7/01 at 102           AAA     5,629,943
                 Revenue Bonds, Refunding Series 1991, 6.375%, 7/01/22
                 (Pre-refunded to 7/01/01)

    4,085,000   Fairfax County, Virginia, Water Authority, Water Refunding                4/02 at 100           AAA     4,293,498
                 Revenue Bonds, Series 1992,  5.750%, 4/01/29
                 (Pre-refunded to 4/01/02)

    PRINCIPAL                                                                           OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$     395,000   Henrico County, Virginia, Water and Sewer System Refunding                5/02 at 100        Aa2***    $  420,691
                 Revenue Bonds, Series 1992,  6.250%, 5/01/13
                 (Pre-refunded to 5/01/02)

    3,500,000   Puerto Rico Highway and Transportation Authority, Highway             7/02 at 101 1/2           AAA     3,824,625
                 Revenue Bonds, Series T,  6.500%, 7/01/22 (Pre-refunded to 7/01/02)

      125,000   Richmond Metropolitan Authority, Virginia, Expressway Revenue             7/02 at 100           AAA       131,991
                 and Refunding Bonds, Series 1992-A, 5.750%, 7/15/22
                 (Pre-refunded to 7/15/02)

   10,300,000   Valley Resource Authority of the City of Roanoke, Virginia,               9/02 at 102         A+***     11,050,458
                 Solid Waste System Revenue Bonds, Series 1992,
                 5.750%, 9/01/12 (Pre-refunded to 9/01/02)

    2,750,000   Virginia College Building Authority, Educational Facilities               1/04 at 102           AAA     2,987,573
                 Revenue Bonds (The Washington and Lee University Project),
                 Series of 1994, 5.800%, 1/01/24

    7,035,000   Commonwealth Transportation Board, Commonwealth of Virginia,              5/04 at 101         AA***     7,760,520
                 Transportation Revenue Bonds (Northern Virginia Transportation
                 District Program), Series 1995A, 6.250%, 5/15/17 (Pre-refunded to 5/15/04)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.8%

    5,060,000   Halifax County Industrial Development Authority (Old Dominion            12/02 at 102            A+     5,392,442
                 Electric Cooperative), 6.350%, 12/01/07 (Alternative Minimum Tax)

    2,250,000   Industrial Development Authority of the Town of Louisa, Virginia,         1/04 at 102             A     2,261,610
                 Pollution Control Revenue Bonds (Virginia Electric and Power
                 Company Project), Series 1994, 5.450%, 1/01/24

    5,000,000   City of Richmond, Virginia, Public Utility Revenue and Refunding          1/08 at 101            A+     4,846,450
                 Bonds, Series 1998A, 5.125% 1/15/28

    6,150,000   Southeastern Public Service Authority of Virginia, Senior                 7/03 at 102            A-     6,321,401
                 Revenue Bonds (Regional Solid Waste System), Series 1993,
                 6.000%, 7/01/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.4%

    1,500,000   Albemarle County Service Authority, Virginia, Water and Sewer             8/02 at 102           Aa3     1,597,860
                 System Revenue Refunding Bonds, Series of 1993,
                 5.750%, 8/01/11

    5,880,000   Fairfax County, Virginia, Water Authority, Water Refunding Revenue        4/02 at 100            AA     6,052,284
                 Bonds, Series 1992, 5.750%, 4/01/29

      605,000   Henrico County, Virginia, Water and Sewer System Refunding                5/02 at 100           Aa2       637,162
                 Revenue Bonds, Series 1992, 6.250%, 5/01/13

    1,500,000   Henry County Public Service Authority, Water and Sewer Refunding         11/01 at 101           AAA     1,592,970
                 Revenue Bonds, Series 1991, 6.250%, 11/15/19

                City of Norfolk, Virginia, Water Revenue Bonds, Series 1995:
    6,200,000    5.875%, 11/01/20                                                        11/05 at 102           AAA     6,607,154
    2,365,000    5.900%, 11/01/25                                                        11/05 at 102           AAA     2,537,645

    2,595,000   Upper Occoquan Sewage Authority, Virginia, Regional Sewer                 1/04 at 102           AAA     2,508,976
                 System Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/21

    3,955,000   Virginia Resources Authority, Water and Sewer System Revenue             10/05 at 102            AA     4,281,680
                  Bonds, 1995 Series A (Sussex County Project), 5.600%, 10/01/25
------------------------------------------------------------------------------------------------------------------------------------
$ 181,740,000   Total Investments - (cost $178,597,862) - 98.5%                                                       189,305,881
=============
                SHORT-TERM INVESTMENTS - 0.3%
$     600,000   Roanoke Industrial Development Authority, Hospital Revenue                                   VMIG-1       600,000
                  Bonds (Carilion Health System), Variable Rate Demand Bonds,
                  Series B, 3.250%, 7/01/19+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                    2,261,961
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $192,167,842
                ====================================================================================================================

          * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          **   Ratings (not covered by the report of independent auditors):
               Using the higher of Standard & Poor's or Moody's rating.

          ***  Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

          N/R  Investment is not rated.

          + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
May 31, 1999

                                                                 GEORGIA             MARYLAND   NORTH CAROLINA          VIRGINIA
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1) $82,511,763        $225,826,990     $134,058,945      $189,305,881
Temporary investments in short-term municipal securities,
at amortized cost, which approximates market value (note 1)            --                  --               --           600,000
Cash                                                                   --                  --          151,384                --
Receivables:
         Interest                                               1,589,105           4,580,116        2,558,934         3,292,528
         Investments sold                                              --              80,000               --                --
Other assets                                                        2,921              20,982           15,012               708
------------------------------------------------------------------------------------------------------------------------------------
         Total assets                                          84,103,789         230,508,088      136,784,275       193,199,117
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                  1,895,252               2,693               --           158,900
Accrued expenses:
         Management fees (note 6)                                  45,372             126,104           75,378           105,729
         Other                                                     80,951             148,548          105,258           140,700
Preferred share dividends payable                                  10,053              32,739           13,852            22,641
Common share dividends payable                                    250,496             678,445          413,161           603,305
------------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                      2,282,124             988,529          607,649         1,031,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                           $81,821,665        $229,519,559     $136,176,626      $192,167,842
====================================================================================================================================
Preferred shares, at liquidation value                        $27,800,000        $ 79,100,000     $ 46,800,000      $ 63,800,000
====================================================================================================================================
Preferred shares outstanding                                        1,112               3,164            1,872             2,552
====================================================================================================================================
Common shares outstanding                                       3,739,502          10,438,466        6,261,004         8,619,148
====================================================================================================================================
Net asset value per Common share outstanding (net assets less
Preferred shares at liquidation value, divided by Common shares
outstanding)                                                  $     14.45        $      14.41     $      14.28      $      14.89
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 1999

                                                                GEORGIA             MARYLAND      NORTH CAROLINA            VIRGINIA
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)                                   $4,512,017          $12,354,706         $ 7,545,397        $10,661,865
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                       537,993            1,495,842             895,611          1,250,659
 Preferred shares -  auction fees                                69,500              197,750             117,001            159,501
 Preferred shares - dividend disbursing agent fees               10,001               19,998              10,001             19,998
 Shareholders' servicing agent fees and expenses                 10,191               32,496              15,994             30,052
 Custodian's fees and expenses                                   37,638               70,072              45,356             54,337
 Trustees' fees and expenses (note 6)                               777                2,183               1,296              1,807
 Professional fees                                               17,189               17,597              17,338             17,484
 Shareholders' reports -  printing and mailing expenses          32,499               75,691              45,169             61,155
 Stock exchange listing fees                                      3,468               24,276              16,188             16,305
 Investor relations expense                                       7,099               21,174              12,045             17,658
 Other expenses                                                   8,326               13,872              10,392             12,368
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                      734,681            1,970,951           1,186,391          1,641,324
  Custodian fee credit (note 1)                                  (2,044)             (17,391)             (4,435)            (7,606)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    732,637            1,953,560           1,181,956          1,633,718
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         3,779,380           10,401,146           6,363,441          9,028,147
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment
 transactions (notes 1 and 4)                                   (19,285)             793,902              39,751            292,180
Net change in unrealized appreciation or
depreciation of investments                                    (519,051)          (2,181,086)         (1,441,296)        (1,006,799)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                               (538,336)          (1,387,184)         (1,401,545)          (714,619)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $3,241,044          $ 9,013,962         $ 4,961,896        $ 8,313,528
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                        GEORGIA                                MARYLAND
------------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                5/31/99              5/31/98             5/31/99             5/31/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 3,779,380          $ 3,782,398        $ 10,401,146       $ 10,294,731
Net realized gain (loss) from
investment transactions (notes 1 and 4)                        (19,285)             262,947             793,902            209,020
Net change in unrealized appreciation or
depreciation of investments                                   (519,051)           3,091,525          (2,181,086)         7,993,591
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   3,241,044            7,136,870           9,013,962         18,497,342
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                      (2,994,577)          (2,940,684)         (8,043,917)        (7,965,280)
   Preferred shareholders                                     (781,355)            (910,706)         (2,336,752)        (2,466,134)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (3,775,932)          (3,851,390)        (10,380,669)       (10,431,414)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                               204,645              169,532             698,387            643,736
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                         (330,243)           3,455,012            (668,320)         8,709,664
Net assets at the beginning of year                         82,151,908           78,696,896         230,187,879        221,478,215
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $81,821,665          $82,151,908        $229,519,559       $230,187,879
====================================================================================================================================
Balance of undistributed net investment income at
the end of year                                            $   184,495          $   181,047        $    383,882       $    363,405
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                    NORTH CAROLINA                             VIRGINIA
------------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                5/31/99              5/31/98             5/31/99             5/31/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 6,363,441          $ 6,359,194         $ 9,028,147         $ 9,024,501
Net realized gain (loss) from investment
transactions (notes 1 and 4)                                    39,751              105,277             292,180             815,729
Net change in unrealized appreciation or
depreciation of investments                                 (1,441,296)           6,157,216          (1,006,799)          7,074,942
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   4,961,896           12,621,687           8,313,528          16,915,172
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                      (4,954,259)          (4,942,333)         (7,077,141)         (7,014,079)
   Preferred shareholders                                   (1,310,119)          (1,588,477)         (1,918,811)         (2,065,746)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (6,264,378)          (6,530,810)         (8,995,952)         (9,079,825)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                        208,763              250,831             927,907             990,319
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (1,093,719)           6,341,708             245,483           8,825,666
Net assets at beginning of year                            137,270,345          130,928,637         191,922,359         183,096,693
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $136,176,626         $137,270,345        $192,167,842        $191,922,359
====================================================================================================================================
Balance of undistributed net investment income
  at end of yea                                           $    317,242         $    218,179        $    429,057        $    396,862
====================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen North Carolina Premium Income Municipal Fund (NNC) and Nuveen Virginia Premium Income Municipal Fund (NPV). Maryland, North Carolina and Virginia are traded on the New York Stock Exchange while Georgia is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, the Funds had no such outstanding purchase commitments.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

PREFERRED SHARES
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                      NORTH
                           GEORGIA     MARYLAND     CAROLINA     VIRGINIA
--------------------------------------------------------------------------------
Number of shares:
   Series T                     --           --           --          832
   Series W                     --        1,404           --          --
   Series TH                 1,112        1,760        1,872        1,720
--------------------------------------------------------------------------------
Total                        1,112        3,164        1,872        2,552
================================================================================


DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

CUSTODIAN FEE CREDIT
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. FUND SHARES
Transactions in Common shares were as follows:



                                        GEORGIA                  MARYLAND
----------------------------------------------------------------------------------
                                YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                  5/31/99      5/31/98      5/31/99       5/31/98
----------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                  12,929     11,603       44,630       44,290
==================================================================================


                                     NORTH CAROLINA              VIRGINIA
----------------------------------------------------------------------------------
                                YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                  5/31/99      5/31/98      5/31/99       5/31/98
----------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                  13,084      16,963      56,927       64,943
==================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 15, 1999, as follows:

                                                  NORTH
                       GEORGIA     MARYLAND     CAROLINA     VIRGINIA
--------------------------------------------------------------------------------
Dividend per share      $.0670       $.0650       $.0660       $.0700
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 1999, were as follows:

                                                                                      NORTH
                                                           GEORGIA     MARYLAND     CAROLINA     VIRGINIA
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $13,608,280  $38,323,866  $11,520,220  $16,978,815
   Short-term municipal securities                       6,300,000   13,800,000    7,700,000    1,500,000
Sales and maturities:
   Long-term municipal securities                       11,811,059   36,140,868   11,099,084   15,618,886
   Short-term municipal securities                       6,800,000   14,200,000    7,800,000    1,900,000
=========================================================================================================

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1999, the Funds' had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                    NORTH
                         GEORGIA     MARYLAND     CAROLINA     VIRGINIA
-----------------------------------------------------------------------
Expiration year:
   2002                  $    --   $2,202,413      $    --    $ 917,970
   2003                1,088,659    1,019,929    2,344,091    1,577,464
   2004                1,842,885    2,660,424    1,137,399    1,579,895
   2005                  340,685      454,351      131,993      140,749
-----------------------------------------------------------------------
Total                 $3,272,229   $6,337,117   $3,613,483   $4,216,078
=======================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1999, were as follows:

                                                                NORTH
                                     GEORGIA     MARYLAND     CAROLINA     VIRGINIA
-----------------------------------------------------------------------------------
Gross unrealized:
   appreciation                   $5,585,504  $11,033,218   $6,111,477  $10,944,319
   depreciation                     (155,248)    (309,250)    (178,235)    (236,300)
------------------------------------------------------------------------------------
Net unrealized appreciation       $5,430,256  $10,723,968   $5,933,242  $10,708,019
===================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                         .6500 of 1%
For the next $125 million                                          .6375 of 1
For the next $250 million                                          .6250 of 1
For the next $500 million                                          .6125 of 1
For the next $1 billion                                            .6000 of 1
For net assets over $2 billion                                     .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At May 31, 1999, net assets consisted of:
                                                                                      NORTH
                                                           GEORGIA     MARYLAND     CAROLINA     VIRGINIA
------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $27,800,000  $ 79,100,000  $ 46,800,000  $ 63,800,000
Common shares, $.01 par value per share                     37,395       104,385        62,610        86,191
Paid-in surplus                                         51,683,840   145,665,757    86,677,015   121,367,489
Balance of undistributed net investment income             184,495       383,882       317,242       429,057
Accumulated net realized gain (loss) from
   investment transactions                              (3,314,321)   (6,458,433)   (3,613,483)   (4,222,914)
Net unrealized appreciation of investments               5,430,256    10,723,968     5,933,242    10,708,019
-------------------------------------------------------------------------------------------------------------
Net assets                                             $81,821,665  $229,519,559  $136,176,626  $192,167,842
============================================================================================================
Authorized shares:
   Common                                                Unlimited     Unlimited     Unlimited     Unlimited
   Preferred                                             Unlimited     Unlimited     Unlimited     Unlimited
============================================================================================================

Financial Highlights

Selected data for a Common share outstanding throughout each year is as follows:
                                Investment Operations
                             -----------------------------
                                         Net
                                         Realized/
                  Beginning  Net         Unrealized
                  Net Asset  Investment  Investment
                  Value      Income      Gain (Loss) Total
Georgia
Year Ended 5/31:
        1999      $14.58     $1.01       $ (.13)     $ .88
        1998       13.70      1.01          .90       1.91
        1997       13.00      1.01          .69       1.70
        1996       13.35      1.00         (.38)       .62
        1995       12.26       .98         1.09       2.07
Maryland
Year Ended 5/31:
        1999       14.54      1.00         (.14)       .86
        1998       13.76       .99          .80       1.79
        1997       13.21      1.00          .55       1.55
        1996       13.36       .99         (.14)       .85
        1995       12.67       .99          .70       1.69
North Carolina
Year Ended 5/31:
        1999       14.48      1.02         (.22)       .80
        1998       13.50      1.02         1.00       2.02
        1997       12.77      1.02          .72       1.74
        1996       13.19       .98         (.44)       .54
        1995       12.34       .97          .85       1.82
Virginia
Year Ended 5/31:
        1999       14.96      1.05         (.08)       .97
        1998       14.04      1.06          .92       1.98
        1997       13.35      1.06          .68       1.74
        1996       13.61      1.04         (.26)       .78
        1995       12.79      1.04          .84       1.88
                                   Less Distributions
                     Net           Net
                     Investment    Investment    Capital      Capital
                     Income        Income        Gains        Gains
                     To Common     To Preferred  To Common    To Preferred
                     Shareholders  Shareholders+ Shareholders Shareholders+   Total
Georgia
Year Ended 5/31:
        1999         $(.80)        $(.21)        $--          $--             $(1.01)
        1998          (.79)         (.24)         --           --              (1.03)
        1997          (.77)         (.23)         --           --              (1.00)
        1996          (.73)         (.24)         --           --               (.97)
        1995          (.73)         (.25)         --           --               (.98)
Maryland
Year Ended 5/31:
        1999          (.77)         (.22)         --           --               (.99)
        1998          (.77)         (.24)         --           --              (1.01)
        1997          (.76)         (.24)         --           --              (1.00)
        1996          (.74)         (.26)         --           --              (1.00)
        1995          (.74)         (.26)         --           --              (1.00)
North Carolina
Year Ended 5/31:
        1999          (.79)         (.21)         --           --              (1.00)
        1998          (.79)         (.25)         --           --              (1.04)
        1997          (.77)         (.24)         --           --              (1.01)
        1996          (.70)         (.26)         --           --               (.96)
        1995          (.73)         (.24)         --           --               (.97)
Virginia
Year Ended 5/31:
        1999          (.82)         (.22)         --           --              (1.04)
        1998          (.82)         (.24)         --           --              (1.06)
        1997          (.81)         (.24)         --           --              (1.05)
        1996          (.79)         (.25)         --           --              (1.04)
        1995          (.80)         (.26)         --           --              (1.06)
                                                      Total Returns
                                                 ----------------------
                                                                 Based
                     Ending                      Based           on
                     Net           Ending        on              Net
                     Asset         Market        Market          Asset
                     Value         Value         Value*          Value*
Georgia
Year Ended 5/31:
        1999         $14.45        $16.2500      13.42%           4.64%
        1998          14.58         15.0625      14.56           12.43
        1997          13.70         13.8750      19.95           11.53
        1996          13.00         12.2500      12.88            2.81
        1995          13.35         11.5000      (3.00)          15.78
Maryland
Year Ended 5/31:
        1999          14.41         15.1250       5.47            4.44
        1998          14.54         15.0625      16.54           11.47
        1997          13.76         13.6250      13.07           10.08
        1996          13.21         12.7500      10.22            4.41
        1995          13.36         12.2500       4.36           12.07
North Carolina
Year Ended 5/31:
        1999          14.28         15.6875       9.87            4.11
        1998          14.48         15.0000       8.17           13.38
        1997          13.50         14.6250      22.60           12.01
        1996          12.77         12.6250      10.13            2.11
        1995          13.19         12.1250       3.04           13.64
Virginia
Year Ended 5/31:
        1999          14.89         16.0625       4.77            5.09
        1998          14.96         16.1250      17.30           12.66
        1997          14.04         14.5000      13.81           11.49
        1996          13.35         13.5000      11.04            3.86
        1995          13.61         12.8750       4.66           13.58
                                                                 Ratios/Supplemental Data
                           ------------------------------------------------------------------------------------------
                                                                           Before Credit
                                               ----------------------------------------------------------------------
                                                                 Ratio of Net                            Ratio of Net
                                               Ratio of          Investment           Ratio of           Investment
                                               Expenses          Income to            Expenses           Income to
                                               to Average        Average              to Average         Average
                           Ending              Net Assets        Net Assets           Total              Total
                           Net                 Applicable        Applicable           Net Assets         Net Assets
                           Assets              to Common         to Common            Including          Including
                           (000)               Shares++          Shares++             Preferred++        Preferred++
Georgia
Year Ended 5/31:
        1999               $ 81,822            1.34%             6.87%                .89%               4.57%
        1998                 82,152            1.33              7.10                 .87                4.66
        1997                 78,697            1.40              7.52                 .90                4.83
        1996                 76,026            1.42              7.53                 .91                4.82
        1995                 77,334            1.54              8.14                 .95                5.01
Maryland
Year Ended 5/31:
        1999                229,520            1.29              6.78                 .85                4.47
        1998                230,188            1.29              6.93                 .84                4.52
        1997                221,478            1.32              7.28                 .85                4.72
        1996                215,690            1.36              7.33                 .87                4.68
        1995                217,162            1.59              8.02                 .97                4.92
North Carolina
Year Ended 5/31:
        1999                136,177            1.30              6.97                 .86                4.61
        1998                137,270            1.30              7.17                 .85                4.70
        1997                130,929            1.37              7.72                 .87                4.92
        1996                126,196            1.38              7.49                 .88                4.75
        1995                128,815            1.45              8.09                 .89                4.96
Virginia
Year Ended 5/31:
        1999                192,168            1.26              6.95                 .85                4.65
        1998                191,922            1.27              7.20                 .84                4.77
        1997                183,097            1.33              7.65                 .86                4.95
        1996                176,649            1.35              7.64                 .87                4.92
        1995                178,394            1.58              8.25                 .98                5.13
                                    Ratios/Supplemental Data
                          -----------------------------------------------------------------------------------
                                                      After Credit**
                          -------------------------------------------------------------------
                                            Ratio of Net                         Ratio of Net
                          Ratio of          Investment           Ratio of        Investment
                          Expenses          Income to            Expenses        Income to
                          to Average        Average              to Average      Average
                          Net Assets        Net Assets           Total           Total
                          Applicable        Applicable           Net Assets      Net Assets         Portfolio
                          to Common         to Common            Including       Including          Turnover
                          Shares++          Shares++             Preferred++     Preferred++        Rate
Georgia
Year Ended 5/31:
        1999              1.33%             6.88%                .89%            4.57%              14%
        1998              1.33              7.10                 .87             4.66               17
        1997              1.40              7.52                 .90             4.83               30
        1996              1.42              7.53                 .91             4.82               14
        1995              1.54              8.14                 .95             5.01               35
Maryland
Year Ended 5/31:
        1999              1.28              6.79                 .84             4.48               16
        1998              1.29              6.93                 .84             4.52                6
        1997              1.32              7.28                 .85             4.72                6
        1996              1.36              7.33                 .87             4.68               18
        1995              1.59              8.02                 .97             4.92               25
North Carolina
Year Ended 5/31:
        1999              1.30              6.97                 .86             4.61                8
        1998              1.30              7.17                 .85             4.70                9
        1997              1.37              7.72                 .87             4.92               19
        1996              1.38              7.49                 .88             4.75               39
        1995              1.45              8.09                 .89             4.96               32
Virginia
Year Ended 5/31:
        1999              1.26              6.95                 .84             4.66                8
        1998              1.27              7.20                 .84             4.77               19
        1997              1.33              7.65                 .86             4.95               16
        1996              1.35              7.64                 .87             4.92               27
        1995              1.58              8.25                 .98             5.13               45

* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

Build Your Wealth Automatically

sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.


sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: JOHN NUVEEN, SR.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



LOGO:
NUVEEN
helping investors sustain the wealth of a lifetime(tm).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com


                                                                      FAN-2-5-99